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                           ILLINOIS FINANCE AUTHORITY


                                       and


                             CFC INTERNATIONAL, INC.




                              --------------------
                                 LOAN AGREEMENT
                              --------------------





                            Dated as of July 1, 2004





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


                                      -iii-


                                TABLE OF CONTENTS

Parties.....................................................................1

Preambles...................................................................1

ARTICLE I                  DEFINITION OF TERMS..............................2

ARTICLE II                 REPRESENTATIONS..................................7

       Section 2.1.        Representations of the Issuer....................7
       Section 2.2.        Representations of the Company...................8

ARTICLE III                ACQUISITION AND CONSTRUCTION OF THE PROJECT;
                           ISSUANCE OF THE BONDS............................11

       Section 3.1.        Acquisition and Construction of the Project;
                             Title..........................................11
       Section 3.2.        Agreement to Issue Bonds; Application of
                             Bond Proceeds..................................12
       Section 3.3.        Disbursements from the Acquisition and
                             Construction Fund..............................12
       Section 3.4.        Establishment of Completion Date; Obligation
                             of Company to Complete.........................14
       Section 3.5.        Investment of Moneys in the Acquisition and
                             Construction Fund, the Bond Fund and the
                             Bond Purchase Fund.............................15
       Section 3.6.        Special Arbitrage Certifications and Covenants...15
       Section 3.7.        No Warranty by the Issuer........................16

ARTICLE IV                 REPAYMENT PROVISIONS.............................16

       Section 4.1.        Bond Proceeds....................................16
       Section 4.2.        Repayment of the Loan and Payment of Other
                             Amounts Payable................................16
       Section 4.3.        No Defense or Set-Off - Unconditional Obligation.19
       Section 4.4.        Assignment and Pledge of Issuer's Rights.........19
       Section 4.5.        Purchase of Bonds Prohibited.....................19

ARTICLE V                  SPECIAL COVENANTS AND AGREEMENTS.................19

       Section 5.1.        Issuer's and Trustee's Right of Access to
                             the Project and the Premises...................19
       Section 5.2.        Company to Maintain Its Corporate Existence;
                             Conditions under Which Exceptions Permitted....20
       Section 5.3.        Indemnification..................................20
       Section 5.4.        Records and Financial Statements of Company......21
       Section 5.5.        Tax-Exempt Status................................22
       Section 5.6.        Insurance........................................25
       Section 5.7.        Maintenance and Repair...........................26
       Section 5.8.        Qualification in State...........................26
       Section 5.9.        Letter of Credit.................................26
       Section 5.10.       Compliance with Laws.............................29
       Section 5.11.       Governmental Regulation..........................29
       Section 5.12.       Reports on Employment at the Project.............30
       Section 5.13.       Indenture Provisions.............................30
       Section 5.14.       Annual Certificate...............................30
       Section 5.15.       Payment of Taxes.................................30

ARTICLE VI                 EVENTS OF DEFAULT AND REMEDIES...................31

       Section 6.1.        Events of Default................................31
       Section 6.2.        Remedies on Default..............................32
       Section 6.3.        Agreement to Pay Attorneys' Fees and Expenses....33
       Section 6.4.        No Remedy Exclusive..............................33
       Section 6.5.        No Additional Waiver Implied by One Waiver.......33

ARTICLE VII                PREPAYMENT OF NOTE...............................34

       Section 7.1.        Obligation to Prepay the Note upon Determination
                             of Taxability..................................34
       Section 7.2.        General Option to Prepay the Note................34
       Section 7.3.        Option to Prepay the Note in Extraordinary
                             Events.........................................34
       Section 7.4.        Obligation to Prepay the Note with Moneys
                             Remaining in the Acquisition and
                             Construction Fund..............................35
       Section 7.5.        Obligation to Prepay the Note for Mandatory
                             Sinking Fund Redemptions.......................35
       Section 7.6.        Redemption of the Bonds..........................35

ARTICLE VIII               FINANCING STATEMENTS.............................36

ARTICLE IX                 MISCELLANEOUS....................................36

       Section 9.1.        Notices..........................................36
       Section 9.2.        Assignments......................................37
       Section 9.3.        Severability.....................................37
       Section 9.4.        Execution of Counterparts........................37
       Section 9.5.        Amounts Remaining in Any Fund or with Trustee....37
       Section 9.6.        Amendments, Changes and Modifications............37
       Section 9.7.        Governing Law....................................38
       Section 9.8.        Authorized Company Representative................38
       Section 9.9.        Term of This Agreement...........................38
       Section 9.10.       Binding Effect...................................38
       Section 9.11.       References to Bank and Letter of Credit..........38

Signatures..................................................................39

Exhibit A - Description of Project
Exhibit B - Promissory Note
Exhibit C - Legal Description
Exhibit D - Requisition

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") dated as of July 1, 2004, by and between the ILLINOIS FINANCE AUTHORITY, a body politic and corporate duly organized and validly existing under the laws of the State of Illinois (the "Issuer"), and CFC INTERNATIONAL, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company");

                                   WITNESSETH:

     WHEREAS, pursuant to the Constitution and the laws of the State of Illinois (the "State"), and particularly the Illinois Finance Authority Act, 20 Illinois Compiled Statutes 2002, 3501/801-1, et seq., as supplemented and amended (the "Act"), the Issuer is authorized to issue its revenue bonds to finance the cost of "projects," as defined in the Act; and

     WHEREAS, pursuant to and in accordance with the Act, the Issuer has agreed to issue and sell its Variable Rate Demand Industrial Development Revenue Bonds, Series 2004 (CFC International, Inc. Project) in the aggregate principal amount of $2,000,000 (the "Bonds"), which Bonds will be issued under the terms of an Indenture of Trust dated as of July 1, 2004 (the "Indenture"), from the Issuer to LaSalle Bank National Association, as Trustee (the "Trustee"), and to lend the proceeds of the Bonds to the Company (i) to finance the costs of the acquisition of land, a building and related improvements and the construction of improvements to such building (the "Project") to be owned and operated by the Company for the manufacture of printed plastic films, and all to be located in the City of Chicago Heights, Cook County, Illinois, (ii) to pay interest during the acquisition and construction of the Project and (iii) to pay certain costs of issuance; and

     WHEREAS, the Bonds issued under the Indenture will be secured by (i) an assignment and pledge of all right, title and interest of the Issuer in and to this Agreement and the promissory note of the Company issued pursuant to this Agreement (the "Note"), except as otherwise provided in the Indenture, and (ii) moneys derived from drawings under the irrevocable, transferable letter of credit dated the date of issuance and delivery of the Bonds, issued by LaSalle Bank National Association (the "Bank") in favor of the Trustee for the benefit of the owners from time to time of the Bonds, in the amount of (A) the aggregate principal amount of the Bonds (1) to enable the Trustee to pay the principal of the Bonds at maturity, upon call for redemption prior to maturity or upon acceleration, and (2) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to it for purchase, equal to the aggregate principal amount of such Bonds, plus (B) an amount equal to the interest to accrue on the Bonds for thirty-five (35) days at the maximum rate of twelve percent (12%) per annum (1) to enable the Trustee to pay interest accrued on the Bonds on the dates and in the manner set forth in the Indenture, and (2) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to it for purchase, equal to the accrued interest on such Bonds (which initial letter of credit, together with any substitute letter of credit, is hereinafter referred to as the "Letter of Credit");

     NOW, THEREFORE, in consideration of the respective representations and agreements herein contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall be a special, limited obligation of the Issuer, and shall not constitute a general obligation, debt or liability of the Issuer or a charge against its general credit, taxing powers or general funds or assets, but shall be payable solely out of the proceeds derived from this Agreement, the Note, the Letter of Credit and the sale of the Bonds referred to in Section 3.2 hereof, all as herein provided):

                                    ARTICLE I

                               DEFINITION OF TERMS

     All words and phrases defined in Article I of the Indenture shall have the same meanings in this Agreement. Certain terms used in this Agreement are hereinafter defined in this Article I. When used herein, such terms shall have the meanings given to them by the language employed in this Article I defining such terms, unless the context clearly indicates otherwise:

     "Acquisition and Construction Fund" means the Illinois Finance Authority, Variable Rate Demand Industrial Development Revenue Bond Acquisition and Construction Fund (CFC International, Inc. Project), created and established in
Section 6.6 of the Indenture.

     "Acquisition and Construction Period" means the period between the beginning of the acquisition and construction of the Project or the date on which the Bonds are first delivered to the purchasers thereof, whichever is earlier, and the Completion Date.

     "Act" means, the Illinois Finance Authority Act, 20 Illinois Compiled Statutes 2002, 3501/801-1, et seq., as from time to time supplemented and amended.

     "Agreement" means this Loan Agreement, as from time to time supplemented and amended.

     "Alternate Credit Facility" means an irrevocable letter of credit, a surety bond, an insurance policy or other credit facility delivered to the Trustee pursuant to Section 5.9(e) of this Agreement.

     "Authorized Company Representative" means such person at the time and from time to time designated to act on behalf of the Company by written certificate furnished to the Issuer, the Trustee and the Bank, containing the specimen signature of such person, signed on behalf of the Company by any member of the Company. Such certificate may designate an alternate or alternates.

     "Bank" means LaSalle Bank National Association, in its capacity as the issuer of the initial Letter of Credit pursuant to Section 5.9(a) hereof, its successors in such capacity and their assigns, and the issuer of any substitute Letter of Credit pursuant to Section 5.9(b), Section 5.9(c) or Section 5.9(d) hereof, its successors in such capacity and their assigns.

     "Bond" or "Bonds" means the Variable Rate Demand Industrial Development Revenue Bonds, Series 2004 (CFC International, Inc. Project) of the Issuer, in the aggregate principal amount of $2,000,000, issued pursuant to the Indenture.

     "Bond Counsel" means the counsel who renders the opinion as to the tax-exempt status of the interest on the Bonds on the date of the issuance, sale and delivery of the Bonds or such other firm of attorneys of nationally recognized standing on the subject of bonds of states and their political subdivisions, as may be mutually satisfactory to the Issuer, the Company and the Trustee.

     "Bond Fund" means the Illinois Finance Authority, Variable Rate Demand Industrial Development Revenue Bond Fund (CFC International, Inc. Project), created and established in Section 6.2 of the Indenture.

     "Bond Purchase Fund" means the Illinois Finance Authority, Variable Rate Demand Industrial Development Revenue Bond Purchase Fund (CFC International, Inc. Project), created and established in Section 6.10 of the Indenture.

     "Buildings" means the building and related improvements to be purchased with a portion of the proceeds of the Bonds and the improvements to such building to be constructed with a portion of the proceeds of the Bonds, described in Exhibit A attached hereto and made a part hereof, comprising a part of the Project.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means CFC International, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and any surviving, resulting or transferee legal entity as permitted by Section
5.2 of this Agreement.

     "Completion Date" means the date of completion of the Project as that date shall be certified as provided in Section 3.4 of this Agreement.

     "Costs of Issuance" means those issuance costs described in Section 147(g) of the Code and any Regulations.

     "Costs of the Project" means the sum of the items  described in Subsections
(a) through (i) of Section 3.3 of this Agreement.

     "Determination of Taxability" means (i) the receipt by the Company of a written notice from the Trustee or the receipt by the Company and the Trustee of a written notice from any owner or any former owner of any Bond of any issuance of a preliminary letter regarding a proposed deficiency or a statutory notice of deficiency by the Internal Revenue Service which holds, in effect, that the interest payable on such Bond, or any installment thereof, is includible in the federal gross income of the taxpayer named therein (other than a "substantial user" of the Project or any "related person" thereto, within the meaning of
Section 147(a) of the Code), (ii) the delivery to the Company and the Trustee of an opinion of Bond Counsel to the effect that the interest payable on any Bond, or any installment thereof, is includible in the federal gross income of the taxpayer named therein (other than a "substantial user" of the Project or any "related person" thereto, within the meaning of Section 147(a) of the Code),
(iii) the filing by the Company with the Trustee, any owner or any former owner of any Bond or the Internal Revenue Service of any certificate, statement, or other tax schedule, return or document which discloses that the interest payable on any Bond, or any installment thereof, is includible in the federal gross income of the taxpayer named therein (other than a "substantial user" of the Project or any "related person" thereto within the meaning of Section 147(a) of the Code), or (iv) any amendment, modification, addition or change shall be made in Section 144(a) of the Code or any other provision of the Code or in any Regulation or proposed Regulation thereunder; or any ruling shall be issued or revoked by the Internal Revenue Service; or any other action shall be taken by the Internal Revenue Service, the Department of Treasury or any other governmental agency, authority or instrumentality; or any opinion of any federal court or of the United States Tax Court shall be rendered; and the Trustee, the Bank or the owner or any former owner of any Bond shall have notified the Company in writing that, as a result of any such event or condition, Bond Counsel is unable to give an unqualified opinion that the interest payable on any Bond, or any installment thereof, made on or after a date specified in said notice is excludible from the federal gross income of the taxpayer named therein (other than a "substantial user" of the Project or any "related person" thereto, within the meaning of Section 147(a) of the Code).

     "Event of Default" means an event of default specified in Section 6.1 of this Agreement.

     "Indenture" means the Indenture of Trust dated as of July 1, 2004, from the Issuer to the Trustee, as from time to time supplemented and amended.

     "Investment Obligations" means: (i) Governmental Obligations; (ii) interests in money market mutual funds registered under the Investment Company Act of 1940, as amended; provided that the governing instrument or order directs, requires, authorizes or permits investment in Governmental Obligations; provided further, that the portfolio of such investment company or investment trust is limited to Governmental Obligations and to repurchase agreements fully collateralized by such obligations; provided further, that such investment company or investment trust or its agent shall take delivery of such collateral;
(iii) bonds, notes or other obligations of any state of the United States of America or any unit of local government or school district of any state, which at the time of their purchase are rated in any of the two (2) highest rating categories by the Rating Agency and another nationally recognized rating agency;
(iv) certificates of deposit or time deposits constituting direct obligations of any bank, as defined by the Illinois Banking Act (including the Trustee and its affiliates), except that investments may be made only in certificates of deposit or time deposits which are: (A) insured by the Bank Insurance Fund or the Savings Association Insurance Fund as administered by the Federal Deposit Insurance Corporation, if then in existence; (B) continuously and fully secured by securities described above, which have a value, exclusive of accrued interest, at all times at least equal to the principal amount of such certificates of deposit or time deposits; or (C) issued by a bank whose outstanding unsecured long-term debt is rated at the time of issuance in any of the three (3) highest rating categories by the Rating Agency; (v) repurchase agreements with any bank, as defined by the Illinois Banking Act (including the Trustee and its affiliates); provided that (A) said repurchase agreements are continuously and fully secured by any Governmental Obligations which have a value, exclusive of accrued interest, at all times at least equal to the principal amount of such repurchase agreement; (B) the securities securing such repurchase agreements are held by the Trustee or a third party acting solely as agent for the Trustee; (C) said repurchase agreements are free and clear of third party liens; and (D) the Trustee has a first perfected security interest in the collateral; (vi) investment agreements constituting direct obligations of a bank, as defined by the Illinois Banking Act (including the Trustee and its affiliates), whose outstanding unsecured long-term debt is rated at the time of such agreement in any of the three (3) highest rating categories by the Rating Agency; (vii) short term discount obligations of the Federal National Mortgage Association; (viii) short-term obligations of corporations organized in the United States of America with assets exceeding $500,000,000 if (A) such obligations are rated at the time of purchase in one of the three (3) highest rating categories by at least the Rating Agency and another nationally recognized rating agency and which mature not later than 180 days from the date of purchase; (B) such purchases do not exceed 10% of the corporation's outstanding obligations; and (C) no more than one-third of the moneys relating to the Bonds are so invested; or (ix) any other investment permitted by law.

     "Issuer" means the Illinois Finance Authority, a body politic and corporate duly organized and validly existing under the laws of the State, and any successor body to the duties or functions of the Issuer.

     "Land" means the real estate to be acquired with a portion of the proceeds of the Bonds, comprising a part of the Project and described in Exhibit C attached to and made a part of this Agreement.

     "Letter of Credit" means the initial irrevocable, transferable Letter of Credit delivered to the Trustee pursuant to Section 5.9(a) hereof, and, unless the context or use indicates another or different meaning or intent, any substitute Letter of Credit delivered to the Trustee pursuant to Section 5.9(b),
Section 5.9(c) or Section 5.9(d) of this Agreement.

     "Letter of Credit Agreement" means the Letter of Credit and Reimbursement Agreement dated as of July 1, 2004, by and among the Company and the Bank, as from time to time supplemented and amended, under the terms of which the Bank agrees to issue and deliver the initial Letter of Credit to the Trustee; and, unless the context or use indicates another or different meaning or intent, any letter of credit agreement or reimbursement agreement by and between the Company and the issuer of any substitute Letter of Credit delivered to the Trustee pursuant to Section 5.9(b), Section 5.9(c) or Section 5.9(d) hereof, as from time to time supplemented and amended, which provides that it is a Letter of Credit Agreement for purposes of this Agreement and the Indenture.

     "Note" means the promissory note of the Company made payable to the order of the Issuer and endorsed by the Issuer to the order of the Trustee, delivered by the Company pursuant to Section 4.2(a) hereof, in order to evidence the obligation of the Company to repay the loan made hereunder, payments on which Note are provided to be sufficient to pay the principal of, premium, if any, and interest on the Bonds when due.

     "Premises" means the Land, the Buildings, the Equipment and any additional facilities located thereon or therein.

     "Project" means the Land, the Buildings and related property to be acquired and constructed by the Company and financed with the proceeds of the Bonds.

     "Rebate Fund" means the fund by that name, created and established under the Tax Exemption Certificate and Agreement.

     "Regulations" means those regulations, whether now or hereafter adopted, proposed or temporary, prepared by the United States Department of the Treasury with respect to Section 103 or any of Sections 141 through 150 of the Code.

     "Remarketing Agent" means LaSalle Capital Markets, a Division of ABN AMRO Financial Services, Inc., and any successors thereto, appointed in accordance with Section 10.11 of the Indenture.

     "Remarketing Agreement" means the Remarketing Agreement dated as of July 1, 2004, by and between the Issuer and the Remarketing Agent, as from time to time supplemented and amended, and any remarketing agreement entered into in substitution therefor.

     "Remedial Action Date" means the earliest of the following dates: (i) the Completion Date; (ii) the date on which the Company determines that the Project will not be completed; or (iii) the date on which the entire Project is placed in service, within the meaning of the Code.

     "State" means the State of Illinois.

     "Stated Termination Date" means the date on which the Letter of Credit, as from time to time extended, is stated to expire.

     "Tax  Exemption   Certificate  and  Agreement"   means  the  Tax  Exemption
Certificate and Agreement dated the date of issuance and delivery of the Bonds by and among the Issuer, the Company and the Trustee.

     "Trustee" means the Trustee as defined under the Indenture.

     The words "hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

     Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivisions of this Agreement as originally executed.

     The headings of this Agreement are for convenience only and shall not define or limit the provisions of this Agreement.

                                   ARTICLE II


                                 REPRESENTATIONS

     Section 2.1. Representations of the Issuer. The Issuer makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Issuer is duly constituted and validly existing as a body politic and corporate under the laws of the State of Illinois. Under the provisions of the Act, the Issuer has the power to enter into the transactions contemplated by this Agreement, the Indenture, the Remarketing Agreement and the Tax Exemption Certificate and Agreement and to carry out its obligations hereunder and thereunder. The Project constitutes and will constitute a "project," within the meaning of the Act. By proper action of the members of the Issuer, the Issuer has been duly authorized to execute and deliver the Bonds, this Agreement, the Indenture, the Remarketing Agreement and the Tax Exemption Certificate and Agreement.

          (b) Neither the execution and delivery of this Agreement, the Indenture, the Remarketing Agreement, the Tax Exemption Certificate and Agreement and the Bonds, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Indenture, the Remarketing Agreement, the Tax Exemption Certificate and Agreement and the Bonds, conflicts with or results in a breach of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Issuer is now a party or by which it is bound, or constitutes a default under any of the foregoing.

          (c) To finance a portion of the Costs of the Project, the Issuer proposes to issue its Bonds in the amount and having the terms and conditions specified in Articles II, III and IV of the Indenture. The proceeds of the Bonds will be lent to the Company and used by the Company to finance a portion of the Costs of the Project, all as set forth in
     Section 3.3 of this Agreement.

          (d) The Issuer has not assigned or pledged, and will not assign or pledge, its right, title or interest in or to this Agreement or the Note, other than to secure the Bonds and as otherwise provided in the Indenture.

          (e) The Issuer is not in default under any of the provisions of the Constitution and the laws of the State which would affect its existence or its powers referred to in the preceding subsection (a).

          (f) Under existing statutes and decisions, no taxes on income or profits are imposed on the Issuer.

          (g) The Issuer hereby finds and determines that the financing of the Project with the proceeds of the Bonds will further the public purposes stated in the Act by increasing employment.

          (h) No member of the Issuer or officer, agent or employee thereof is, in his or her own name or in the name of a nominee, an officer, director or holder of an ownership interest of more than 7-1/2% in any person, association, trust, corporation, partnership or other entity which is, in its own name or in the name of a nominee, a party to any contract or agreement upon which the member or officer, agent or employee may be called upon to act or vote in connection with the Project.

          (i) No member of the Issuer or officer, agent or employee thereof is, in his or her own name or in the name of a nominee, a holder of any direct or indirect interest (other than a prohibited interest described in paragraph (e) above) in any contract or agreement upon which the member or officer, agent or employee may be called upon to act or vote in connection with the Project, except for direct or indirect interests (other than prohibited interests), (i) which such member, officer, agent or employee has disclosed to the Secretary of the Issuer prior to the taking of final action by the Issuer with respect to such contract or agreement in the manner required by 20 ILCS 3505/15, which disclosure has been publicly acknowledged by the Issuer and entered upon the minutes of the Issuer, and
     (ii) as to which the member, officer, agent or employee has refrained from taking the actions described in 20 ILCS 3505/15.

     Section 2.2. Representations of the Company. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing under the laws of the State, and has the power to enter into, and, by proper action, has been duly authorized to execute and deliver this Agreement, the Note, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Exemption Certificate and Agreement.

          (b) Neither the execution and delivery of this Agreement, the Note, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Exemption Certificate and Agreement, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, the Note, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Exemption Certificate and Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company or any subsidiary of the Company, except as contemplated by such documents. No condition applicable to the Company exists which would, upon the execution of this Agreement, with the lapse of time or the giving of notice, or both, become an Event of Default under this Agreement.

          (c) The Project will be acquired and constructed through the use of the Bond proceeds, and will be located on the Land and within the corporate boundaries of the City of Chicago Heights, Cook County, Illinois.

          (d) The Company intends to use the Project in such a manner so as to maintain the status of the Project as a "project," within the meaning of the Act, for at least the duration of this Agreement.

          (e) All of the Costs of the Project were determined or estimated in accordance with sound engineering and accounting principles.

          (f) The information contained in the written documents relating to the Project provided by the Company to the Issuer and Bond Counsel with respect to the Bonds is true, correct and complete in all material respects.

          (g) No part of the Project was acquired or constructed, and no Costs of the Project were incurred or expended, on or before December 20, 2003 (which is 60 days prior to February 17, 2004).

          (h) No more than 25% of the net proceeds of the Bonds will be used to provide a facility, the primary purpose of which is retail food and beverage services or automobile sales or service or the provision of recreation or entertainment.

          (i) None of the proceeds of the Bonds will be used to provide any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, race track, airplane, skybox or other private luxury box, health club facility, any facility primarily used for gambling, or any store the principal business of which is the sale of alcoholic beverages for consumption off premises, and none of the proceeds of the Bonds will be used for the acquisition of land to be used for farming or industrial park purposes.

          (j) The Company has not received the proceeds or the benefits of the proceeds, and does not use any facility which was financed with the proceeds, of any outstanding tax-exempt obligations, other than the Industrial Development Revenue Bonds (CFC International, Inc. Project) Series 1996 issued by the Illinois Development Finance Authority (succeeded in interest by the Illinois Finance Authority) and currently outstanding in the aggregate principal amount of $2,405,000. The sum of the authorized face amount of the Bonds allocable to each test-period beneficiary (as defined in Section 144(a)(10)(D) of the Code) plus the respective aggregate face amount of all tax-exempt private activity bonds presently outstanding which are allocable to each such test-period beneficiary does not exceed $40,000,000.

          (k) The Company will comply with the provisions of Section 148 of the Code, and in that connection, has executed and delivered the Tax Exemption Certificate and Agreement.

          (l) The Company will not make any payments, or agreements to pay, to a party, other than the United States of America, an amount that is required to be paid to the United States of America under the rebate requirements of
     Section 148(f) of the Code by entering into any transaction that reduces the rebatable amount because such transaction results in a smaller profit or a larger loss than would have resulted if the transaction had been at arm's length and had the yield on the Bonds not been relevant to either party. The Company will not acquire with the proceeds of the Bonds any certificate of deposit, investment contract, or any other type of investment which does not comply with the provisions of the Code.

          (m) The information furnished by the Company and used by the Issuer in preparing the Form 8038, Information Return for Private Activity Bond Issues, which has been filed by or on behalf of the Issuer with the Internal Revenue Service Center in Ogden, Utah, pursuant to Section 149(e) of the Code, was true and complete as of the date of filing of said Form 8038.

          (n) The weighted average maturity of the Bonds does not exceed 120% of the weighted average estimated economic life of the components comprising the Project financed with the proceeds of the Bonds, as determined pursuant to Section 147(b) of the Code.

          (o) The property comprising the Project constitutes, and will constitute at all times during the term of this Agreement, as set forth in
     Section 8.9 hereof, either land or property of a character subject to the allowance for depreciation under the Code; at least 95% of the net proceeds of the Bonds are being used to finance the cost of such land or property; and all expenditures for and all Costs of the Project will be charged to a capital account for federal income tax purposes, or would be so chargeable either with a proper election or but for a proper election to deduct. In estimating the Costs of the Project, no amount has been included which, under the federal income tax laws, was or will be deductible by the Company in the year in which it was paid or incurred other than through an allowance for depreciation. No portion of the proceeds from the sale of the Bonds will be used to provide working capital or to finance inventory, within the meaning of Section 144(a) of the Code.

          (p) No portion of the proceeds of the Bonds is to be used to finance the acquisition of any property (or an interest therein), other than (i) property the first use of which is pursuant to such acquisition, and (ii) any building (and any equipment purchased as a part thereof, if any) if the "rehabilitation expenditures," as defined in Section 147(d) of the Code, with respect to such building equal or exceed 15% of the portion of the cost of acquiring such building (including such equipment) financed with the proceeds of the Bonds; and no more than 25% of the proceeds of the Bonds will be used to finance the acquisition of land or any interest therein.

          (q) The facilities comprising the Project constitute manufacturing facilities, within the meaning of Section 144(a)(12) of the Code.

          (r) The Project does not consist of a portion of (i) a single building, (ii) an enclosed shopping mall, or (iii) a strip of offices, stores, or warehouses, using substantial common facilities with any other portion or portions of such property (of which the Project is a part) and where any such other portions were or will be financed with qualified bonds the interest on which is exempt from federal income taxes under Section 103(a) of the Code.

          (s) The Project will further the public purposes set forth in the Act, including without limitation increasing employment opportunities and retaining employment opportunities in the City of Chicago Heights, Cook County, Illinois.

          (t) To the best knowledge of the Company, the operation of the Project and the Premises in the manner presently contemplated and as described herein does not and will not conflict in any material respect with any zoning, water or air pollution or other ordinance, order, law or regulation applicable to the Project on the Premises, as the case may be. The Company has caused the Project to be designed in accordance with all applicable federal, State and local laws or ordinances (including rules and regulations) relating to zoning, planning, building, safety and environmental quality.

          (u) The Company possesses, and agrees to maintain and obtain, or cause to be maintained or obtained in the future, all necessary licenses and permits, or rights thereto, to operate the Project and the Premises as presently proposed to be operated; all such licenses, permits or other approvals required in connection with the acquisition, construction and installation of the Project and the operation of the Premises have been duly obtained and are in full force and effect or, in the reasonable judgment of the Company, will be duly obtained in a timely fashion such that the acquisition, construction and operation of the Project will not be materially adversely affected.


                                   ARTICLE III


                  ACQUISITION AND CONSTRUCTION OF THE PROJECT;
                              ISSUANCE OF THE BONDS

     Section  3.1.  Acquisition  and  Construction  of the Project;  Title.  The
Company agrees that it will acquire and construct, or complete the acquisition and construction of, the Project, substantially in accordance with the plans and specifications therefor prepared by engineers selected by the Company, including any and all supplements, amendments and additions (or deletions) thereto (or therefrom), which plans and specifications shall be made available to the Issuer, the Trustee and the Bank on request; provided, however, that such other facilities and property contemplated by such supplements, amendments and additions (or deletions) to (or from) the plans and specifications shall not materially impair the effective use of the Project contemplated by this Agreement.

     The Company represents and warrants that it has, or on or prior to the Completion Date will have, acquired good and marketable title to the Land and to all real estate (or an interest therein) constituting the Premises to enable the Company to acquire, construct, and to use the Project as contemplated by this Agreement. The Company represents and warrants that it has acquired, or, on or prior to the Completion Date, will have acquired, good and marketable title to all property constituting the Project and the Premises in order to enable the Company to use the Project as contemplated by this Agreement.

     Section 3.2. Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide for the financing of the Project, the Issuer agrees that it will issue, sell and cause to be delivered to the purchasers thereof, its Bonds in the aggregate principal amount of $2,000,000 bearing interest, maturing, subject to prior redemption and subject to tender for purchase as set forth in the Indenture. The Issuer will thereupon lend the proceeds of the Bonds to the Company to pay a portion of the Costs of the Project. The proceeds of the Bonds shall be disbursed as provided in Section 2.10 of the Indenture.

     Section 3.3. Disbursements from the Acquisition and Construction Fund. The Issuer authorizes and directs the Trustee, upon compliance with the Indenture, to disburse the moneys in the Acquisition and Construction Fund to or on behalf of the Company for the following purposes and, subject to the provisions of Sections 3.5 and 3.6 hereof and the provisions of the Tax Exemption Certificate and Agreement, for no other purposes:

          (a) Payment to the Company of such amounts, if any, as shall be necessary to reimburse the Company in full for all advances and payments made by it at any time prior to or after the delivery of the Bonds for expenditures in connection with the preparation of plans and specifications for the Project (including any preliminary study or planning of the Project or any aspect thereof), payment to the Company or its named payees for costs of the acquisition and construction of the Project, incurred and expended after December 20, 2003 (which is 60 days prior to February 17,
     2004).

          (b) Payment or reimbursement of any legal, financial and accounting fees and expenses (including fees relating to the Letter of Credit), costs of the execution and filing of any instruments and the preparation of all other documents in connection therewith, and payment or reimbursement of all fees, costs and expenses for the preparation of this Agreement, the Note, the Indenture, the Letter of Credit Agreement, the Letter of Credit, the Remarketing Agreement, the Tax Exemption Certificate and Agreement and the Bonds.

          (c) Payment or reimbursement for labor, services, materials and supplies used or furnished in the acquisition and construction of the Project, all as provided in the plans, specifications and work orders therefor, payment or reimbursement for the cost of the construction and acquisition of utility services or other facilities and the acquisition and installation of all personal property deemed necessary in connection with the Project and payment or reimbursement for the miscellaneous capital expenditures incidental to any of the foregoing items.

          (d) Payment or reimbursement of the fees, if any, for architectural, engineering, legal, investment banking and supervisory services with respect to the Project.

          (e) To the extent not paid by a contractor for construction with respect to any part of the Project, payment or reimbursement of the premiums on all insurance required to be taken out and maintained during the Acquisition and Construction Period, if any.

          (f) Payment of the taxes, assessments and other charges, if any, that may become payable during the Acquisition and Construction Period with respect to the Project, or reimbursement thereof if paid by the Company.

          (g) Payment or reimbursement of expenses incurred in seeking to enforce any remedy against any supplier, conveyor, grantor, contractor or subcontractor in respect of any default under a contract relating to the Project.

          (h) Payment of the interest on the Bonds during the Acquisition and Construction Period.

          (i) Payment of any other costs permitted by the Act.

          (j) All moneys remaining in the Acquisition and Construction Fund after the Completion Date and after payment or provision for payment of all other items provided for in the preceding subsections (a) through (i), inclusive, of this Section 3.3, shall at the direction of the Company be used in accordance with Section 3.4 of this Agreement.

     Notwithstanding the foregoing, in no event shall the Costs of Issuance financed with the proceeds of the Bonds exceed $40,000 (2% of the face amount of the Bonds).

     Except as otherwise provided in the Tax Exemption Certificate and Agreement, each of the payments referred to in this Section 3.3, other than those payments referred to in subsection (j) above, shall be made upon receipt by the Trustee of a written requisition signed by the Authorized Company Representative, and approved in writing by the Bank, stating with respect to each payment to be made: (i) the requisition number, (ii) the name and address of the person, firm or corporation to whom payment is due, (iii) the amount to be paid, (iv) that each obligation mentioned therein has been properly incurred, is a proper charge against the Acquisition and Construction Fund and has not been the basis of any previous withdrawal, (v) if such payment is for Costs of Issuance, that such payment, together with all other payments of Costs of Issuance paid for out of Bond proceeds, does not exceed $40,000, and (vi) that the amount remaining in the Acquisition and Construction Fund after the withdrawal in question is made, the reasonable estimate of investment income thereon, plus funds of the Company available for such purpose will, after payment of the amounts then requested, be sufficient to pay the cost of completing the Project. Each such requisition shall be in substantially the same form as Exhibit D attached to and made a part of this Agreement. The Trustee may further require that disbursements from the Acquisition and Construction Fund shall be effectuated through a construction escrow account on terms commonly employed with respect to construction projects in the State, or through a system of lien waiver examinations, established with Chicago Title Insurance Company. The terms of said construction escrow account or said lien waiver examinations may require that disbursements will be made therefrom only upon issuance by said title insurance company of an interim mechanic's lien endorsement to the title policy referred to in the Letter of Credit Agreement, covering each disbursement. The Company hereby agrees to pay any cost involved in effecting such disbursements through such construction escrow account or said lien waiver examinations.

     Section 3.4. Establishment of Completion Date; Obligation of Company to Complete. The Completion Date shall be evidenced to the Trustee and the Bank by a certificate signed by the Authorized Company Representative, stating the Costs of the Project and stating that (i) the acquisition and construction of the Project has been completed substantially in accordance with the plans, specifications and work orders therefor and all labor, services, materials and supplies used in such acquisition and construction have been paid for, and (ii) all other facilities necessary in connection with the Project have been acquired and constructed in accordance with the plans, specifications and work orders therefor, and all costs and expenses incurred in connection therewith (other than costs and expenses for which the Company has withheld payment) have been paid. If the Company withholds the payment of any such cost or expense of the Project, the certificate shall state the amount of such withholding and the reason therefor. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. It shall be the duty of the Company to cause such certificate to be furnished to the Trustee and the Bank promptly after the Project shall have been completed.

     Within ten (10) days of the delivery by the Authorized Company Representative of the certificate evidencing the Completion Date, the Trustee shall retain in the Acquisition and Construction Fund a sum equal to the amounts necessary for payment of Costs of the Project not then due and payable or the liability for which the Company is contesting as set forth in said certificate. Any amount not to be retained in the Acquisition and Construction Fund for such costs, and all amounts so retained but not subsequently used and for which notice of such failure of use has been given by the Company to the Trustee, and all amounts on deposit in the Acquisition and Construction Fund if the Company determines that the Project will not be completed, shall be segregated by the Trustee and used by the Trustee, at the direction of the Authorized Company Representative, within ninety (90) days of the Remedial Action Date for one of the following purposes: (a) to redeem Bonds prior to maturity on the earliest redemption date permitted by Section 7.4 hereof and the Indenture, or, at the option of the Company, at an earlier redemption date, (b) to purchase Bonds on the open market prior to such redemption date (provided, that, if Bonds are purchased in an amount in excess of the principal amount thereof, the Company shall pay such excess out of other funds) for the purpose of cancellation, or
(c) for any other purpose, provided, that the Trustee is furnished with an opinion of Bond Counsel to the effect that such use is lawful under the Act and does not adversely affect the exclusion of interest on any of the Bonds from gross income of the owners thereof for federal income tax purposes. Until used for one or more of the foregoing purposes, such segregated amount may be invested as permitted by Section 3.5 hereof, but may not be invested, without an opinion of Bond Counsel to the effect that such investment does not adversely affect the exclusion of interest on any of the Bonds from gross income of the owners thereof for federal income tax purposes, to produce a yield on such amount (computed from the Completion Date and taking into account any investment of such amount from the Completion Date) greater than the yield on the Bonds, computed in accordance with the applicable provisions of the Code and the Regulations. The Issuer agrees to cooperate with the Trustee and take all required action necessary to redeem the Bonds or to accomplish any other purpose contemplated by this Section 3.4. Notwithstanding the foregoing to the contrary, the Company agrees to comply with Regulation 1.144-2 to the extent that such Regulation is applicable to the Bonds.

     In the event the moneys in the Acquisition and Construction Fund available for payment of the Costs of the Project should not be sufficient to pay the costs thereof in full, the Company agrees to pay directly the costs of completing the Project as may be in excess of the moneys available therefor in the Acquisition and Construction Fund. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Acquisition and Construction Fund and which, under the provisions of this Agreement, will be available for payment of a portion of the Costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Acquisition and Construction Fund the Company should pay any portion of the Costs of the Project pursuant to the provisions of this Section 3.4, it shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or the Bank, nor shall it be entitled to any diminution of the amounts payable under Section 4.2 hereof or under the Note.

     Section 3.5. Investment of Moneys in the Acquisition and Construction Fund, the Bond Fund and the Bond Purchase Fund. Except as provided in Section 3.4, any moneys held as part of the Acquisition and Construction Fund shall be invested or reinvested by the Trustee, upon the oral direction of the Authorized Company Representative, promptly confirmed in writing, as provided in Article VII of the Indenture, to the extent permitted by law, in Investment Obligations. Any moneys held as a part of the Bond Fund shall be invested or reinvested by the Trustee upon the oral direction of the Authorized Company Representative, promptly confirmed in writing, as provided in Article VII of the Indenture, to the extent permitted by law, in Governmental Obligations. Any such securities may be purchased at the offering or market price thereof at the time of such purchase. The Trustee may make any and all such investments through its own bond department.

     The investments so purchased shall be held by the Trustee, and shall be deemed at all times a part of the Acquisition and Construction Fund or the Bond Fund, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to such fund and any net losses resulting from such investment shall be charged to such fund and paid by the Company.

     Any moneys held as part of the Bond Purchase Fund shall not be invested.

     Section 3.6. Special Arbitrage Certifications and Covenants. The Issuer and the Company covenant and agree that so long as any Bonds shall remain outstanding, moneys on deposit in any fund or account in connection with the Bonds (whether or not such moneys were derived from the proceeds of the Bonds or from any other source) will not be used in any manner which would cause the Bonds to be classified as "arbitrage bonds," within the meaning of Section 148 of the Code and the applicable Regulations, and further jointly and severally covenant and agree to comply with the requirements of the Tax Exemption Certificate and Agreement and of said Section 148 and the Regulations and to execute such certificates as may be necessary to evidence such compliance. To the extent of any inconsistency between the Tax Exemption Certificate and Agreement and this Agreement, the Tax Exemption Certificate and Agreement shall control.

     The Issuer hereby authorizes and directs the Company to cause the Trustee to transfer moneys in the Acquisition and Construction Fund to the Rebate Fund to the extent required under the Tax Exemption Certificate and Agreement.

     Section 3.7. No Warranty by the Issuer. THE COMPANY RECOGNIZES THAT THE ISSUER HAS NOT MADE AN INSPECTION OF THE PROJECT OR OF ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, AND THE ISSUER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED OR OTHERWISE, WITH RESPECT TO THE SAME OR THE LOCATION, USE, DESCRIPTION, DESIGN, MERCHANTABILITY, FITNESS FOR USE FOR ANY PARTICULAR PURPOSE, CONDITION OR DURABILITY THEREOF, OR AS TO THE ISSUER'S OR THE COMPANY'S TITLE THERETO OR OWNERSHIP THEREOF OR OTHERWISE, IT BEING AGREED THAT ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY THE COMPANY. IN THE EVENT OF ANY DEFECT OR DEFICIENCY OF ANY NATURE IN THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER PATENT OR LATENT, THE ISSUER SHALL HAVE NO RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO. THE PROVISIONS OF THIS
SECTION 3.7 HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION OF ANY WARRANTIES OR REPRESENTATIONS BY THE ISSUER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROJECT OR ANY FIXTURE OR OTHER ITEM CONSTITUTING A PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OF THE STATE OF ILLINOIS OR ANOTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.


                                   ARTICLE IV


                              REPAYMENT PROVISIONS

     Section 4.1. Bond Proceeds. The Issuer covenants and agrees, upon the terms and conditions of this Agreement, to lend the proceeds received from the sale of the Bonds to the Company in order to finance a portion of the Costs of the Project and certain of the Costs of Issuance. Pursuant to said covenant and agreement, the Issuer will issue the Bonds upon the terms and conditions contained in the Indenture and this Agreement, and will lend the proceeds of the Bonds to the Company by causing the Bond proceeds to be applied as provided in
Section 2.10 of the Indenture and Article III of this Agreement. Such proceeds shall be disbursed by the Trustee to or on behalf of the Company as provided in
Section 3.3 of this Agreement.

     Section 4.2.  Repayment of the Loan and Payment of Other  Amounts  Payable.
(a) As evidence of its obligation to repay the loan made hereunder by the Issuer, the Company will initially issue its Note in the principal amount of $2,000,000, payable in installments of principal as set forth in the Note. The Note shall be dated the date of issuance and delivery of the Bonds, shall mature on July 1 of the years and in the amounts set forth in the Note, except as the provisions hereinafter set forth with respect to prepayment may become applicable to the Note. The principal installments of the Note shall bear interest on the unpaid principal amount thereof from the date of the Note at such rates equal to the interest rates from time to time borne by the Bonds, calculated on the same basis and to be paid on the same dates as interest on the Bonds is calculated and paid from time to time. The Note shall be subject to prepayment as herein provided. Payments of principal of, premium, if any, and interest on the Note shall be made in lawful money of the United States of America in Federal or other immediately available funds at the principal corporate trust office of the Trustee. The Note shall be in substantially the same form as Exhibit B attached to and made a part of this Agreement. The Issuer and the Company agree that the Note shall be payable to the Issuer, and shall be endorsed and pledged by the Issuer to the Trustee. The Company covenants and agrees that the payments of principal of, premium, if any, and interest on the Note shall at all times be sufficient to enable the Issuer to pay when due the principal of, premium, if any, and interest on the Bonds; provided, that the Excess Amount (as hereinafter defined) held by the Trustee in the Bond Fund on a payment date shall be credited against the payment due on such date; provided further, that, subject to the provisions of the immediately following sentence, if at any time the amount held by the Trustee in the Bond Fund should be sufficient (and remain sufficient) to pay on the dates required the principal of, premium, if any, and interest on the Bonds then remaining unpaid, the Company shall not be obligated to make any further payments under the provisions of this Section 4.2(a) or on the Note. Notwithstanding the provisions of the preceding sentence, if on any date the Excess Amount held by the Trustee in the Bond Fund is insufficient to make the then required payments of principal (whether at maturity or upon redemption prior to maturity or acceleration), premium, if any, and interest on the Bonds on such date, the Company shall forthwith pay such deficiency. The term "Excess Amount" as of any interest payment date shall mean the amount in the Bond Fund on such date in excess of the amount required for the payment of the principal of the Bonds which theretofore have matured at maturity or on a date fixed for redemption and premium, if any, on such Bonds in all cases where Bonds have not been presented for payment and paid, or for the payment of interest which has theretofore come due in all cases where interest checks have not been presented for payment and paid.

     If the Company shall fail to pay any installment of principal of, premium, if any, or interest on the Note or under this Section 4.2(a), the installment so in default shall continue as an obligation of the Company until the amount so in default shall have been fully paid, and the Company agrees to pay the same with interest thereon until paid (to the extent legally enforceable) at a rate equal to the rate borne by the Bonds from time to time from the due date thereof until paid.

          (b) The Company also agrees to pay, within thirty (30) days after receipt of a bill therefor, the reasonable fees and expenses of the Issuer incurred in fulfilling its obligations under this Agreement, the Indenture, the Remarketing Agreement and the Tax Exemption Certificate and Agreement, including without limitation all fees required by the Act, such fees and expenses to be paid directly to the Issuer.

          (c) The Company also agrees to pay to the Trustee (i) the initial acceptance fee of the Trustee and the costs and expenses, including reasonable attorneys' fees and expenses incurred by the Trustee in entering into and executing the Indenture and the Tax Exemption Certificate and Agreement, and (ii) during the term of this Agreement (A) an amount equal to the annual fee of the Trustee for the ordinary services of the Trustee, as trustee, rendered and its reasonable and ordinary expenses incurred under the Indenture and the Tax Exemption Certificate and Agreement, including attorneys' fees and expenses, as and when the same become due,
     (B) the reasonable fees, charges and expenses of the Trustee, as and when the same become due, and (C) the reasonable fees, charges and expenses of the Trustee for the necessary extraordinary services rendered by it and extraordinary expenses incurred by it under the Indenture and the Tax Exemption Certificate and Agreement, including attorneys' fees and expenses, as and when the same become due.

          (d) The Company also agrees to pay all reasonable fees, charges and expenses of the Remarketing Agent as set forth in the Remarketing Agreement in carrying out its duties and obligations and performing its services under and pursuant to the Indenture and the Remarketing Agreement.

          (e) In addition to the payments required to be made by the Company pursuant to the foregoing subsections of this Section 4.2 and the Note, the Company hereby agrees to pay to the Trustee amounts sufficient to pay the purchase price of any Bonds to be purchased pursuant to Section 4.1 or
     Section 4.2 of the Indenture, on the purchase date of such Bonds as set forth in said Section 4.1 or said Section 4.2, as the case may be. All such payments shall be made to the Trustee in lawful money of the United States of America in Federal or other immediately available funds at the principal corporate trust office of the Trustee. Except as required by this Section 4.2(e), so long as a Letter of Credit is in effect, the Company will not, directly or indirectly, purchase any Bonds, except Bonds that bear interest at a Fixed Rate, with any moneys that do not constitute Available Moneys.

          (f) In the event that the Trustee is authorized and directed to draw moneys under the Letter of Credit in accordance with the provisions of the Indenture to the extent necessary to pay the principal of and interest on the Bonds and the purchase price of Bonds tendered or deemed to be tendered to the Trustee for purchase if and when due, any moneys derived from a drawing under the Letter of Credit shall constitute a credit against the obligation of the Company to make corresponding payments on the Note and under subsections (a) and (e) of this Section 4.2.

          (g) If the date when any of the  payments  required to be made by this
     Section 4.2 is not a Business Day, then such payments may be made on the next Business Day with the same force and effect as if made on the nominal due date, and no interest shall accrue for the current interest payment period after such date, but shall accrue for the next interest payment period, and shall be payable on the next interest payment date.

          (h) The Company shall have, and is hereby granted, the option to elect to convert the interest rate borne by the Bonds from the Weekly Rate to the Fixed Rate, pursuant to the provisions of Section 2.2 of the Indenture, subject to the terms and conditions set forth in Section 2.2 of the Indenture.

     Section 4.3. No Defense or Set-Off--Unconditional Obligation. The obligations of the Company to make the payments required in Section 4.2 hereof and pursuant to the Note and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional, irrespective of any defense or any rights of set-off, recoupment or counterclaim it might otherwise have against the Issuer or the Trustee. The Company shall pay net during the term of this Agreement the payments to be made on account of the loan as prescribed in Section 4.2 hereof and all other payments required hereunder free of any deductions and without abatement, diminution or set-off, other than those herein expressly provided. Until such time as the principal of, premium, if any, and interest on the Note and the Bonds shall have been fully paid, or provision for the payment thereof shall have been made in accordance with the Indenture, the Company: (i) will not suspend or discontinue any payments provided for in
Section 4.2 hereof or the Note; (ii) will perform and observe all of its covenants and agreements contained in this Agreement; and (iii) will not terminate this Agreement for any cause, including, without limiting the generality of the foregoing, the occurrence of any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project or the Premises, commercial frustration of purpose, any change in the tax laws of the United States of America or the State or any political subdivision thereof, or any failure of the Issuer, the Trustee or the Bank to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, except to the extent permitted by this Agreement.

     Section 4.4. Assignment and Pledge of Issuer's Rights. As security for the payment of its Bonds, the Issuer will assign and pledge to the Trustee all right, title and interest of the Issuer in and to this Agreement and the Note, including the right to receive payments hereunder and thereunder (except the right to receive payments, if any, under Sections 4.2(b), 5.3 and 6.3 hereof and the rights to make determinations and receive notices as herein provided), and hereby directs the Company to make said payments directly to the Trustee. The Company herewith assents to such assignment and pledge and will make payments directly to the Trustee without defense or set-off by reason of any dispute between the Company and the Issuer, the Trustee or the Bank.

     Section 4.5. Purchase of Bonds Prohibited. So long as a Letter of Credit is in effect, the Company shall not, directly or indirectly, purchase any Bonds with any funds that do not constitute Available Moneys, except as required by
Section 4.2(e) of this Agreement.


                                    ARTICLE V


                        SPECIAL COVENANTS AND AGREEMENTS

     Section 5.1. Issuer's and Trustee's Right of Access to the Project and the Premises. The Company agrees that, during the term of this Agreement, the Issuer, the Trustee, the Bank and their duly authorized agents shall have the right during regular business hours, with reasonable notice, to enter upon and to examine and inspect the Project and the Premises. The Company agrees that the Issuer, the Trustee, the Bank and their duly authorized agents shall have, subject to such limitations, restrictions and requirements as the Company may reasonably prescribe, including but not limited to the standard plant visitor agreement of the Company, such rights of access to the Project and the Premises.

     Section 5.2. Company to Maintain Its Corporate Existence; Conditions under Which Exceptions Permitted. The Company agrees that during the term of this Agreement and so long as any Bond is Outstanding, it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets, and will not consolidate with or merge into another legal entity or permit one or more legal entities to consolidate with or merge into it; provided, that the Company may, without violating the agreements contained in this Section 5.2, consolidate with or merge into another domestic legal entity (i.e., a legal entity organized and existing under the laws of the United States of America or any state, district or territory thereof) or permit one or more other domestic legal entities to consolidate with or merge into it, or sell or otherwise transfer to another domestic legal entity all or substantially all of its assets as an entirety; provided, that in the event the Company is not the surviving, resulting or transferee corporation, that the surviving, resulting or transferee legal entity (i) is a domestic legal entity as aforesaid; (ii) is qualified to do business in the State; (iii) assumes in writing all of the obligations of the Company under this Agreement, the Note, the Letter of Credit Agreement, the Remarketing Agreement and the Tax Exemption Certificate and
Agreement; (iv) if a Letter of Credit is not in effect, has a "Consolidated Tangible Net Worth" (after giving effect to such merger, consolidation or transfer) of not less than the Consolidated Tangible Net Worth of the Company immediately prior to such merger, consolidation or transfer; and (v) delivers to the Trustee an opinion of Bond Counsel to the effect that such merger, consolidation or transfer does not adversely affect the tax status of the interest on the Bonds for federal income tax purposes. The term "Consolidated Tangible Net Worth," as used in this Section 5.2, shall mean the difference obtained by subtracting total consolidated liabilities of an entity and its consolidated subsidiaries, if any, from total consolidated assets of an entity and its consolidated subsidiaries, if any, less the aggregate amount of any intangible assets, including, without limitation, good will, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names.

     Section 5.3. Indemnification. (a) The Issuer and its members, officers, agents, employees, successors and assigns or other elected or appointed officials of the Issuer, past, present or future (hereinafter the "Indemnified Persons") shall not be liable to the Company for any reason. The Company shall defend, indemnify and hold the Issuer, the Trustee, the Trustee's officers, directors and employees and the Indemnified Persons harmless from any loss, claim, damage, tax, penalty or expense (including reasonable counsel fees), or liability of any nature due to any and all suits, actions, legal or administrative proceedings, or claims arising or resulting from, or in any way connected with: (i) the financing, installation, operation, use, or maintenance of the Project, (ii) any act, failure to act, or misrepresentation by any person in connection with the issuance, sale, delivery or remarketing of the Bonds,
(iii) the performance of the Company's obligations under the Agreement, the Indenture or any related agreement, (iv) any act, failure to act, or misrepresentation by the Issuer in connection with this Agreement or any other document involving the Issuer in this matter, or (v) with the Trustee's acceptance or administration of the trusts established pursuant to the Indenture. If any suit, action or proceeding is brought against the Issuer, the Trustee or any Indemnified Person, that suit, action or proceeding shall be defended by legal counsel to the Issuer, the Trustee or the Company, as the Issuer and the Trustee shall determine. If the defense is by legal counsel to the Issuer or the Trustee, the Company shall indemnify the Issuer, the Trustee and Indemnified Persons for the reasonable cost of that defense including reasonable legal counsel fees. If the Issuer or the Trustee determines that the Company shall defend the Issuer, the Trustee or any Indemnified Person, the Company shall immediately assume the defense at their own cost. Neither the Issuer nor the Company shall be liable for any settlement of any proceeding made without each of their consent (which consent shall not be unreasonably withheld).

          (b) The Company shall also indemnify the Issuer, the Trustee and Indemnified Persons for all reasonable costs and expenses, including reasonable legal counsel fees, incurred in: (i) enforcing any obligation of the Company under this Agreement or any related agreement, (ii) taking any action requested by the Company, (iii) taking any action required by this Agreement or any related agreement, or (iv) taking any action considered necessary by the Issuer or the Trustee and which is authorized by this Agreement or any related agreement.

          (c) Any provision of this Agreement or any other instrument or document executed and delivered in connection therewith to the contrary notwithstanding, the Issuer retains the right to (i) enforce any applicable federal or state law or regulation or ordinance of the Issuer and (ii) enforce any rights accorded the Issuer by federal or state law or regulation or ordinance of the Issuer, and nothing in this Agreement shall be construed as an express or implied waiver thereof.

          (d) If the Issuer is to take any action under this Agreement or any other instrument executed in connection herewith for the benefit of the Company, it will do so if and only if (i) the Issuer is a necessary party to any such action or proceeding, (ii) the Issuer has received specific written direction from the Company, as required hereunder or under any other instrument executed in connection herewith, as to the action to be taken by the Issuer and (iii) a written agreement of indemnification and payment of costs, liabilities and expenses satisfactory to the Issuer has been executed by the Company prior to the taking of any such action by the Issuer.

          (e) The obligations of the Company under this Section 5.3 shall survive any assignment or termination of this Agreement and the resignation or removal of the Trustee.

          (f) The indemnification provisions of this Section 5.3 shall be in addition to, and not in substitution of, the indemnification provisions set forth in Section 6 of the Bond Purchase Agreement.

     Section 5.4. Records and Financial Statements of Company. The Issuer and the Trustee shall be permitted, upon reasonable prior notice and during regular business hours during the term of this Agreement to examine the books and records of the Company.

     The Company agrees, after the Conversion Date, to furnish the Trustee within one hundred twenty (120) days after the close of each fiscal year of the Company, with the financial statements of the Company, showing the financial position of the Company at the close of each such fiscal year and the results of the operations of the Company for each such fiscal year, audited by an independent certified public accountant selected by the Company for such fiscal year. The Company further agrees, after the Conversion Date, to furnish the Trustee within sixty (60) days of the close of each quarter of each fiscal year of the Company (other than the fourth quarter of each such fiscal year), with the financial statements of the Company, showing the financial position of the Company at the close of each such quarter (including year to date information) and the results of operations of the Company for each such quarter, signed by any member of the Company.

     The Company further agrees to furnish the Issuer and the Trustee with such other financial statements and information concerning the Company as the Issuer or the Trustee may reasonably require.

     Section 5.5. Tax-Exempt Status. The Company covenants with the Issuer and for and on behalf of the purchasers and owners of the Bonds from time to time outstanding that so long as any of the Bonds remain outstanding, moneys on deposit in any fund in connection with the Bonds, whether or not such moneys were derived from the proceeds of the sale of the Bonds or from any other sources, will not be used in a manner which will cause the Bonds to be "arbitrage bonds," within the meaning of Section 148 of the Code, and any lawful Regulations promulgated thereunder, as the same exist on this date, or may from time to time hereafter be amended, supplemented or revised. The Company also covenants for the benefit of the owners of the Bonds to comply with all of the provisions of the Tax Exemption Certificate and Agreement. The Company reserves the right, however, to make any investment of such moneys permitted by State law, if, when and to the extent that said Section 148 or the Regulations promulgated thereunder shall be repealed or relaxed or shall be held void by final judgment of a court of competent jurisdiction, but only upon receipt of an opinion of Bond Counsel with respect to such investment that such investment will not affect the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

     Neither the Issuer nor the Company shall cause any proceeds of the Bonds to be expended, except pursuant to Section 3.3 hereof and the Indenture. The Company shall not (1) requisition or otherwise allow any payment out of the proceeds of the Bonds (i) if such payment is to be used for the acquisition of any property (or an interest therein) unless the first use of such property is pursuant to such acquisition, provided that this clause (i) shall not apply to any building (and the equipment purchased as a part thereof, if any) if the "rehabilitation expenditures," as defined in Section 147(d) of the Code, with respect to the building equal or exceed 15% of the portion of the cost of acquiring the building (including such equipment) financed with the proceeds of the Bonds, (ii) if as a result of such payment, 25% or more of the proceeds of the Bonds would be considered as having been used directly or indirectly for the acquisition of land (or an interest therein), (iii) if, as a result of such payment, less than 95% of the net proceeds of the Bonds, expended at the time of such requisition would be considered as having been used for the costs of the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation within the meaning of
Section 144(a)(1)(A) of the Code for use as a "manufacturing facility" within the meaning of Section 144(a)(12)(C) of the Code, or (iv) if such payment is used to pay issuance costs (including attorneys' fees and underwriting fees) in excess of an amount equal to two percent (2%) of the principal amount of the Bonds; (2) take or omit, or permit to be taken or omitted, any other action with respect to the use of such proceeds the taking or omission of which would result in the loss of exclusion of interest on the Bonds from gross income for purposes of federal income taxation; or (3) take or omit, or permit to be taken or omitted, any other action, the taking or omission of which would cause the loss of such exclusion. Without limiting the generality of the foregoing, the Company shall not permit (i) more than 25% of the proceeds of the Bonds to be used directly for the acquisition of land (or an interest therein) or so that any of the proceeds of the Bonds are used for the acquisition of land (or an interest therein) to be used for farming purposes; (ii) more than 25% of the proceeds of the Bonds to be used to provide any facility the primary purpose of which is retail food and beverage services, automobile sales or service, or the provision of recreation or entertainment, (iii) any of the proceeds of the Bonds to be used to provide any airplane, skybox or other private luxury box, any health club facility, any facility primarily used for gambling, any store the principal business of which is the sale of alcoholic beverages for consumption off premises, any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboard and ice skating), racquet sports facility (including any hand ball or racquet ball court), hot tub facility, suntan facility, race track, or single or multi-family residences. The Company shall not permit the use of the Project by any person to whom any part of the aggregate authorized face amount of the Bonds would be allocated pursuant to Section 144(a)(10) of the Code if the amount so allocated when increased as provided in Section 144(a)(10) of the Code would exceed $40,000,000.

     The Issuer covenants that it shall, prior to or concurrently with the issuance of the Bonds, duly elect to have the provisions of Section 144(a)(4) of the Code apply to the Bonds, and such election shall be made in accordance with the Regulations or applicable procedures of the Internal Revenue Service. The Company covenants that it shall furnish to the Issuer whatever information is necessary for the Issuer to make such election. The Issuer covenants that it shall file a statement concerning the Bonds, as required and within the time period permitted by Section 149(e) of the Code, and such statement shall be completed and filed in accordance with the Regulations or applicable procedures of the Internal Revenue Service. The Company covenants that it shall furnish to the Issuer whatever information is necessary for the Issuer to complete and file such statement.

     The Company represents that (i) the proceeds of the Bonds are to be used with respect to facilities to be located within the City of Chicago Heights, Cook County, Illinois, (ii) on the date of issuance of the Bonds, the Company will initially be the only "principal user" of the facilities to be acquired and constructed with the proceeds of the Bonds, within the meaning of Section 144(a) of the Code, and the Company presently intends that the Company will be the only "principal user" of the facilities to be acquired and constructed with the proceeds of the Bonds, within the meaning of Section 144(a) of the Code; (iii) there are no outstanding obligations of any state, territory or possession of the United States of America, or any political subdivision of the foregoing or of the District of Columbia constituting "exempt small issues," within the meaning of Section 1.103-10 of the Regulations, the proceeds of which have been or are to be used primarily with respect to facilities located in the City of Chicago Heights, Cook County, Illinois (or outside the City of Chicago Heights, Cook County, Illinois but "contiguous" thereto or "integrated" therewith, within the meaning of the Regulations), and which were or are to be used primarily by the Company (including any person related to the Company, within the meaning of Section 144(a) of the Code), other than the Bonds; and (iv) the Bonds and any other obligation constituting a private activity bond under Section 141(a) of the Code will not be sold (A) within fifteen (15) days prior to the issuance of the Bonds or within fifteen (15) days after the issuance of the Bonds, and (B) are reasonably expected to be paid out of substantially the same source of funds as the Bonds.

     The Company further covenants that it shall furnish to the Issuer and the Trustee (i) at the time of the issuance of the Bonds, a statement of the aggregate amount of capital expenditures (other than those to be paid or reimbursed out of the proceeds of the Bonds) made or incurred within the corporate limits of the City of Chicago Heights, Cook County, Illinois, or outside the corporate limits of the City of Chicago Heights, Cook County, Illinois, but "contiguous" thereto or "integrated" therewith, within the meaning of the Regulations) with respect to facilities of which the Company or any related person is a principal user (the "Included Capital Expenditures") during the period beginning three (3) years before the date of such issue, (ii) within ninety (90) days following the close of each fiscal year of the Company occurring within two (2) years after the issuance of the Bonds, a statement of the aggregate amount of Included Capital Expenditures made or incurred during the period beginning with the date of the issuance of the Bonds or the beginning of the fiscal year for which the statement is made and ending on the last day of said fiscal year, (iii) within ninety (90) days following the third anniversary date of the issuance of the Bonds, a statement of the aggregate amount of Included Capital Expenditures made or incurred during the period beginning with the fiscal year following the fiscal year for which the last statement was filed with the Issuer and the Trustee and ending on such anniversary date, and (iv) within thirty (30) days after the maximum amount of capital expenditures have been made or incurred within three (3) years following the date of the issuance of the Bonds and permitted under Section 144(a)(4) of the Code, a statement to that effect. Each such statement shall set forth (A) a description of those capital expenditures which are capital expenditures under Section 144(a)(4)(A)(ii) of the Code, and shall take into account facilities referred to in Section 144(a)(4)(B) of the Code in computing such capital expenditures, and
(B) a description, and the reason for the exclusion, of any capital expenditures which the Company or any related person has not taken into account under Section 144(a)(4)(C) of the Code. This covenant shall survive the termination of this Agreement. The Trustee shall be under no duty to verify any of the information provided in this paragraph.

     The Company further covenants that it will not make any capital expenditures which will cause the interest on the Bonds to become includible in gross income of the owners thereof for Federal income tax purposes pursuant to the provisions of Section 144(a) of the Code. The Company further covenants that it will not take any action, and will not permit any action to be taken which would cause the interest on the Bonds to become includible in gross income of the owners thereof for Federal income tax purposes; provided, that the Company shall not have violated this covenant if the interest on the Bonds becomes taxable to any person who is a substantial user of the Project or a related person pursuant to the provisions of Section 147(a) of the Code or taxable to any owner for Federal income tax purposes as a preference item or an adjustment item in computing any minimum tax.

     The Company further covenants and agrees, so long as the Bonds are outstanding that it will not sell any portion of the Project to, or enter into a lease, sublease or other arrangement for use of all or any portion for the Project with any person who would be a "test period beneficiary" with respect to the Bonds (including any related person thereto), within the meaning of Section 144(a)(10) of the Code, or who would be a "principal user" of the Project (including any related person thereto), if such sale, lease, sublease or other arrangement would cause the dollar limitations set forth in Section 144(a)(4) or
Section 144(a)(10) of the Code to be exceeded. The Company further covenants that, with respect to any lease, sublease or arrangement for use of all or any portion of the Project with any person who would be "a test period beneficiary" with respect to the Bonds (including any related person thereto), within the meaning of Section 144(a)(10) of the Code, or who would be a "principal user" of the Project (including any person related thereto), it will cause such lease, sublease or arrangement to contain a provision requiring the test period beneficiary (or any person related thereto) or the "principal user" (or any person related thereto), as the case may be, to comply with all applicable covenants set forth in this Section 5.5. Without limiting the generality of the foregoing, the Company specifically agrees that all purchasers of any portion of the Project who would be a test period beneficiary and all lessees and sublessees of any portions of the Project will be required by the terms of the sale agreement, the lease, the sublease or other arrangement to file such statements and cooperate with the Issuer, the Trustee and the Company to comply with the requirements of this Section 5.5.

     The Company covenants and agrees to notify the Trustee and the Issuer of the occurrence of any event of which the Company has notice and which event would require the Company to prepay the amounts due hereunder because of a redemption of the Bonds upon a Determination of Taxability.

     The Company acknowledges that in the event of an examination by the Internal Revenue Service of the exclusion of interest on the Bonds from the gross income of the owners thereof for federal income tax purposes, the Issuer is likely to be treated as the "taxpayer" in such examination and agrees that it will respond, and will direct the Issuer to respond, in a commercially reasonable manner to any inquiries from the Internal Revenue Service in connection with such an examination. The Issuer covenants that it will cooperate with the Company, at the Company's reasonable expense (including all reasonable fees and expenses of Issuer's counsel) and at its direction, in connection with such examination.

     On or before August 25, 2009, the Company shall provide to the Trustee a written certificate of the authorized Company Representative stating that either
(a) no rebate payments are then required to be made to the United States of America because of the existence of one or more exceptions from the rebate provisions contained in Section 148(f) of the Code and the United States Treasury Regulations relating to the tax-exempt bond provisions of the Code (the "Rebate Provisions"), or (b) the Company has made (or caused to be made) a calculation of the amount of rebate owed pursuant to the Rebate Provisions and either (i) no rebate was then due and owing with respect to the Bonds, or (ii) rebate (the amount of which shall be specified) has been paid to the United States with respect to the Bonds. The Company acknowledges that its obligations under this Section are supplemental to, and not in lieu of, the Rebate Provisions set forth in the Tax Agreement.

     Section 5.6. Insurance. The Company agrees to maintain insurance with respect to the Project and the Premises with good and responsible insurance companies against such hazards and risks as are insured by companies similarly situated and operating like properties.

     Section 5.7. Maintenance and Repair. The Company agrees that it will maintain the Project and the Premises in good repair, working order and operating condition, making from time to time all needful and proper repairs thereto, renewals and replacements thereof, so that at all times the efficiency thereof shall be fully preserved and maintained.

     Section 5.8. Qualification in State. The Company agrees that throughout the term of this Agreement, it will be qualified to do business in the State.

     Section 5.9. Letter of Credit. (a) On or prior to the issuance, sale and delivery of the Bonds to the purchaser or purchasers thereof, pursuant to
Section 2.6 of the Indenture, the Company hereby covenants and agrees to obtain and deliver to the Trustee the initial, irrevocable, transferable Letter of Credit to be issued by the Bank in favor of the Trustee for the benefit of the owners from time to time of the Bonds, in substantially the same form as Exhibit A attached to the Letter of Credit Agreement. The initial Letter of Credit shall be dated the date of issuance and delivery of the Bonds; shall expire on June 15, 2009, unless otherwise extended in accordance with the terms and provisions of subsection (b) below and the Letter of Credit Agreement; shall be in the amount of (i) the aggregate principal amount of the Bonds (A) to enable the Trustee to pay the principal of the Bonds at maturity, upon redemption prior to maturity or acceleration, and (B) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to the Trustee for purchase, equal to the aggregate principal amount of such Bonds, plus (ii) an amount equal to the interest to accrue on the Bonds for thirty-five (35) days at a maximum rate of twelve percent (12%) per annum (A) to enable the Trustee to pay interest accrued on the Bonds on the dates and in the manner set forth in the Indenture, and (B) to enable the Trustee to pay the portion of the purchase price of Bonds tendered or deemed to be tendered to the Trustee for purchase, equal to the accrued interest on such Bonds.

          (b) Except as hereinafter provided, at any time prior to the fifteenth Business Day prior to the interest payment date on the Bonds immediately preceding the Stated Termination Date of the Letter of Credit, the Company may, at its option but is not required to, provide for the extension of the term of the Letter of Credit or to deliver to the Trustee a substitute Letter of Credit as hereinafter provided. If the Company chooses to extend the term of the Letter of Credit, then such extension shall be to the fifteenth day of any calendar month at least one (1) year after the Stated Termination Date of the existing Letter of Credit, and (unless the Letter of Credit by its terms provides for an extension of its term automatically unless the Trustee is notified to the contrary) the Company shall furnish proof of such extension, in the form of an amendment to the Letter of Credit evidencing such extension, to the Trustee no later than the fifteenth Business Day prior to the interest payment date on the Bonds immediately preceding the Stated Termination Date of the Letter of Credit. In the event that the Letter of Credit by its terms provides for an extension of its term automatically unless the Trustee is notified to the contrary, such extensions shall be consistent with the terms and provisions set forth above, but it shall not be necessary to furnish such proof or amendment. If the Company chooses to provide a substitute Letter of Credit, such substitute Letter of Credit shall be an irrevocable letter of credit in substantially the same form and tenor as the initial Letter of Credit, in an amount equal to the outstanding principal amount of the Bonds plus an amount equal to the maximum interest to accrue on the Bonds then outstanding for thirty-five (35) days at a maximum rate of twelve percent (12%) per annum, with administrative provisions reasonably satisfactory to the Trustee, but provided to expire on the fifteenth day of any calendar month at least one (1) year after the Stated Termination Date of the existing Letter of Credit, such substitute Letter of Credit to be issued by a commercial bank and delivered to the Trustee on an interest payment date on the Bonds immediately preceding the Stated Termination Date of the Letter of Credit; provided, that simultaneously with the delivery of any such substitute Letter of Credit to the Trustee, the Company shall also have provided the Trustee with written evidence from the Bank which issued the existing Letter of Credit that the Company shall have paid all of its obligations under the related Letter of Credit Agreement to such Bank (other than any obligations with respect to reimbursement for drawings under the Letter of Credit to purchase Bonds tendered or deemed to be tendered to the Trustee for purchase pursuant to Section 4.1 or Section 4.2 of the Indenture, which obligations are not yet due and owing under the Letter of Credit Agreement), and shall have paid all other amounts due and owing under the Letter of Credit Agreement pursuant to which the existing Letter of Credit was issued (except as aforesaid). Simultaneously with the delivery of such substitute Letter of Credit to the Trustee, the Company shall also provide the Trustee with an opinion of Bond Counsel that such substitute Letter of Credit is authorized under this Agreement, complies with the terms hereof, and does not have an adverse effect on the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes. Upon delivery of a substitute Letter of Credit and the foregoing evidence and opinion, the Trustee is authorized and directed to surrender the existing Letter of Credit and to approve the cancellation of the existing Letter of Credit. The Company hereby covenants and agrees to give the Issuer, the Trustee, the Bank and the Remarketing Agent written notice of its intention to deliver any such substitute Letter of Credit at least fifteen (15) Business Days prior to the first Business Day of the month in which the Company expects to deliver such substitute Letter of Credit.

          (c) Subject to the provisions of Section 5.9(g) of this Agreement, if the Company elects to exercise its option to cause the interest rate on the Bonds to be converted to the Fixed Rate in accordance with the provisions of Section 4.2(h) hereof, the Company may, at its option but is not required to, provide for the delivery to the Trustee of a substitute Letter of Credit with respect to the Bonds. Such substitute Letter of Credit shall consist of an irrevocable letter of credit in the amount of (i) the aggregate principal amount of the Bonds then outstanding to enable the Trustee to pay the principal of such Bonds at maturity, upon redemption prior to maturity or acceleration, plus (ii) an amount equal to three percent (3%) of the aggregate principal amount of the Bonds then outstanding to pay premium, plus (iii) an amount equal to the interest to accrue on such Bonds then outstanding for 215 days to enable the Trustee to pay interest accrued on such Bonds as it comes due, set to expire or terminate one hundred twenty-four (124) days after the final maturity of such Bonds, and having administrative provisions satisfactory to the Trustee. If the Company has elected to deliver such a substitute Letter of Credit to the Trustee, the Company shall deliver to the Trustee at least forty-five (45) days prior to the Proposed Conversion Date an irrevocable commitment of a Bank to issue such substitute Letter of Credit, and shall deliver such substitute Letter of Credit to the Trustee on or before the Conversion Date. Simultaneously with the delivery of such substitute Letter of Credit to the Trustee, the Company shall also provide the Trustee with an opinion of Bond Counsel to the effect that such substitute Letter of Credit is authorized under this Agreement, complies with the terms hereof and does not have an adverse effect on the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

          (d) At any time while a Letter of Credit is in effect, the Company from time to time may, at its option, but is not required to, deliver to the Trustee a substitute Letter of Credit in substitution for the existing Letter of Credit. The substitute Letter of Credit shall be an irrevocable, transferable letter of credit in substantially the same form and tenor as the existing Letter of Credit with administrative provisions satisfactory to the Trustee, provided to expire on the same date as the existing Letter of Credit or on the fifteenth day of any calendar month at least one (1) year after the Stated Termination Date of the existing Letter of Credit, such substitute Letter of Credit to be issued by a commercial bank and delivered to the Trustee on an interest payment date on the Bonds; provided, that simultaneously with the delivery of the substitute Letter of Credit to the Trustee, the Company shall furnish to the Trustee written evidence from each Rating Agency by which the Bonds are then rated, if any, to the effect that such Rating Agency has reviewed the proposed substitute Letter of Credit and that the substitution of the proposed substitute Letter of Credit for the existing Letter of Credit will not, by itself, result in the reduction or withdrawal of its rating assigned to the Bonds from that which then prevails; provided further, that simultaneously with the delivery of any such substitute Letter of Credit to the Trustee, the Company shall also have provided the Trustee with written evidence from the Bank which issued the existing Letter of Credit that the Company shall have paid all of its obligations under the Letter of Credit Agreement to such Bank (other than any obligations with respect to reimbursement for drawings under the Letter of Credit to purchase Bonds tendered or deemed to be tendered to the Trustee for purchase pursuant to Section 4.1 or Section 4.2 of the Indenture, which obligations are not yet due and owing under the Letter of Credit Agreement), and shall have paid all other amounts due and owing under the Letter of Credit Agreement pursuant to which the existing Letter of Credit was issued (except as aforesaid). Simultaneously with the delivery of such substitute Letter of Credit to the Trustee, the Company shall also provide the Trustee with an opinion of Bond Counsel that such substitute Letter of Credit is authorized under this Agreement, complies with the terms hereof, and does not have an adverse effect on the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes. If the Company shall fail to furnish to the Trustee such written evidence from each such Rating Agency, if any, and such Bank and such opinion of Bond Counsel, the Trustee shall not be deemed to have received the substitute Letter of Credit, and shall not surrender the existing Letter of Credit. Upon delivery of a substitute Letter of Credit and the foregoing evidence and opinion, the Trustee is authorized and directed to surrender the existing Letter of Credit. The Company hereby covenants and agrees to give the Issuer, the Trustee, the Bank and the Remarketing Agent written notice of its intention to deliver any such substitute Letter of Credit at least fifteen (15) Business Days prior to the first Business Day of the month in which the Company expects to deliver such substitute Letter of Credit.

          (e) The Company may at its option, but is not required to, provide for the delivery to the Trustee of an Alternate Credit Facility to supplement the Letter of Credit, to replace the Letter of Credit or to provide credit enhancement if the Letter of Credit is not then in effect. Any such Alternate Credit Facility shall be payable to the Trustee for the benefit of the owners of the Bonds and shall have administrative provisions satisfactory to the Trustee. Simultaneously with the delivery of such an Alternate Credit Facility to the Trustee, the Company shall provide the Trustee with an opinion of Bond Counsel to the effect that the delivery of such Alternate Credit Facility is authorized under this Agreement, complies with the terms hereof and does not have an adverse effect on the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes. The Company hereby covenants and agrees to give the Issuer, the Trustee, the Bank and the Remarketing Agent written notice of its intention to deliver any such Alternate Credit Facility at least fifteen (15) Business Days prior to the first Business Day of the month in which the Company expects to deliver such Alternate Credit Facility.

          (f) In the event that the Letter of Credit is set to expire and the Company does not intend to deliver a substitute Letter of Credit to the Trustee, the Company shall, on or before the fifteenth Business Day prior to the interest payment date immediately preceding the Stated Termination Date, give written notice to the Issuer, the Trustee, the Remarketing Agent and the Bank that the Company does not intend to deliver such a substitute Letter of Credit to the Trustee prior to the Stated Termination Date.

          (g) Notwithstanding any other provision of this Agreement or the Indenture to the contrary, upon a Conversion of the interest rate on the Bonds to a Fixed Rate, no Letter of Credit or Alternate Credit Facility shall be in effect after the Conversion of such interest rate to the Fixed Rate unless the Company delivers to the Trustee an opinion of Bond Counsel to the effect that such maintenance of such Letter of Credit or Alternate Credit Facility does not have an adverse effect on the exclusion of the interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

     Section 5.10. Compliance with Laws. The Company shall, throughout the term of this Agreement and at no expense to the Issuer, promptly comply or cause compliance in all material respects with all laws, ordinances, orders, rules, regulations and requirements of duly constituted public authorities which may be applicable to the Project or to the repair and alteration thereof, or to the use or manner of use of the Project or to the Company's and any lessee's or other user's operations with respect to the Project, including but not limited to the Americans with Disabilities Act, the Illinois Accessibility Code, all federal, state and local environmental and health and safety laws, rules, regulations and orders applicable to or pertaining to the Project, the Federal Worker Adjustment and Retraining Notification Act and, if applicable to the Project, the Prevailing Wage Act. Notwithstanding the foregoing, the Company shall have the right to contest or cause to be contested the legality or the applicability of such law, ordinance, order, rule, regulation or requirement so long as, in the opinion of counsel satisfactory to the Trustee, such contest shall not in any way materially adversely affect or impair the obligations of the Company hereunder or any right or interest of the Trustee in, to and under the Indenture or this Agreement.

     Section 5.11. Governmental Regulation. The Company recognizes and agrees that this Agreement and the issuance of the Bonds pursuant hereto will not diminish or limit the authority of the United States Environmental Protection Agency, or any other State agency or local governments in performing any of the powers, functions and duties vested in such entities by federal and state laws, and that all applicable laws shall be enforced without regard to ownership of the Project; and that the Company will not be relieved of any responsibility under any applicable federal or state laws or regulations pertaining to pollution control, either now, during, or after the acquisition, construction, installation, equipping and improvement of the Project.

     Section 5.12.  Reports on  Employment at the Project.  No later than ninety
(90) days following the Completion Date, the Company shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by one or more of the construction manager, general contractor, or subcontractors) setting forth in reasonable detail the numbers and types of workers employed in the construction of the Project. Thereafter, on or before October 1 in each calendar year, the Company shall deliver to the Issuer a written report (which may be prepared in reliance upon information furnished by any manager at the time engaged by the Company with respect to the Project) setting forth the number of workers, on a full-time-equivalent basis, employed at the Project during the fiscal year of the Company ended on December 31 of that calendar year.

     Section 5.13. Indenture Provisions. The Indenture provisions concerning the Bonds and the other matters therein are an integral part of the terms and conditions of the loan made by the Issuer to the Company pursuant to this Agreement, and the execution of this Agreement shall constitute conclusive evidence of approval of the Indenture by the Company to the extent it relates to the Company. Additionally, the Company agrees that, whenever the Indenture by its terms imposes a duty or obligation upon the Company, such duty or obligation shall be binding upon the Company to the same extent as if the Company was an express party to the Indenture, and the Company hereby agrees to carry out and perform all of their obligations under the Indenture as fully as if the Company was a party to the Indenture.

     Section 5.14. Annual Certificate. The Company will furnish to the Issuer and to the Trustee on or before January 31 of each year, a certificate of the Company signed by the Authorized Company Representative stating that the Company has made a review of its activities during the preceding calendar year for the purpose of determining whether or not the Company has complied with all of the terms, provisions and conditions of this Agreement and the Company has kept, observed, performed and fulfilled each and every covenant, provision and condition of this Agreement on its part to be performed and is not in default in the performance or observance of any of the terms, covenants, provisions or conditions hereof, or if the Company shall be in default such certificate shall specify all such defaults and the nature thereof.

     Section 5.15. Payment of Taxes. The Company will pay and discharge promptly all lawful taxes, assessments and other governmental charges or levies imposed upon the Project, or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon the Project; provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim (i) if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings promptly initiated and diligently conducted, (ii) if the Company shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) with respect thereto deemed adequate by the Company, and (iii) if failure to make such payment will not impair the use of the Project by the Company. Upon the written request of the Issuer, the Company agrees to provide evidence of payment of any tax, assessment, charge, levy or claim referred to above.

                                   ARTICLE VI


                         EVENTS OF DEFAULT AND REMEDIES

     Section 6.1. Events of Default. The occurrence and continuation of any one of the following shall constitute an Event of Default hereunder:

          (a) failure by the Company to pay any amounts required to be paid as principal, premium, if any, or interest on the Note or under this Agreement on the dates and in the manner specified therein or herein; or

          (b) failure by the Company to pay any amounts pursuant to Section 4.2(e) hereof on the dates and in the manner specified therein; or

          (c) failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in subsections (a) and (b) above, for a period of thirty (30) days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer, the Trustee or the Bank, unless (i) the Issuer, the Trustee and the Bank shall agree in writing to an extension of such time prior to its expiration, or (ii) if the failure is such that it can be corrected, but not within such 30-day period, corrective action is instituted by the Company within such period and diligently pursued until such failure is corrected; provided, that such failure is corrected within one (1) year; or

          (d) the dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or failure by the Company promptly to lift any execution, garnishment or attachment of such consequence as will impair its ability to carry on its obligations hereunder, or an order for relief under the federal bankruptcy laws, as amended from time to time, is entered against the Company, or a petition or answer proposing the entry of an order for relief against the Company under the federal bankruptcy laws, as amended from time to time, or its reorganization, arrangement or debt readjustment under any present or future federal bankruptcy act or any similar federal or state law shall be filed in any court and such petition or answer shall not be discharged within ninety (90) days after the filing thereof, or the Company shall fail generally to pay its debts as they become due, or a custodian (including without limitation a receiver, trustee, assignee for the benefit of creditors or liquidator of the Company) shall be appointed for or take possession of all or a substantial part of its property and shall not be discharged within ninety (90) days after such appointment or taking possession, or the Company shall consent to or acquiesce in such appointment or taking possession, or assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors; provided, that the term "dissolution or liquidation of the Company," as used in this subsection (d), shall not be construed to include the cessation of the legal existence of the Company resulting either from a merger or consolidation of the Company into or with another legal entity or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section
     5.2 hereof; or

          (e) any warranty, representation or other statement made by or on behalf of the Company contained herein or in any document or certificate furnished by the Company in compliance with or in reference hereto, is false or misleading in any material respect; or

          (f) an "event of default" shall occur and be continuing under the Indenture.

     Section 6.2. Remedies on Default. Whenever any Event of Default shall have occurred and be continuing hereunder, the Trustee may, with the consent of the Bank, take any one or more of the following remedial steps:

          (a) The Trustee may exercise any right, power or remedy permitted to it by law as a holder of the Note, and shall have in particular, without limiting the generality of the foregoing, the right to declare the entire principal and all unpaid interest accrued on the Note to the date of such declaration and any premium the Company shall have become obligated to pay to be immediately due and payable, if concurrently with or prior to such notice the unpaid principal of and all unpaid accrued interest and premium on the Bonds have been declared to be due and payable under the Indenture, and upon such declaration the Note and the unpaid accrued interest thereon and such premium shall thereupon become forthwith due and payable in an amount sufficient to pay the principal of, premium, if any, and interest on the Bonds under Section 9.2 of the Indenture, without presentment, demand or protest, all of which are hereby expressly waived. The Company shall forthwith pay to the Trustee the entire principal of, premium, if any, and interest accrued on the Note.

          The Trustee (or any owner of any Bond) shall waive, rescind and annul such declaration and the consequences thereof, when any declaration of acceleration on the Bonds has been waived, rescinded and annulled pursuant to and in accordance with Section 9.2 of the Indenture.

          (b) The Issuer or the Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due or to enforce the performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     In case the Issuer or the Trustee shall have proceeded to enforce its rights under this Agreement, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Issuer or the Trustee, as the case may be, then and in every such case the Company, the Issuer and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Issuer and the Trustee shall continue as though no such proceeding had been taken.

     In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company, or in the case of any other similar judicial proceedings relative to the Company, or to the creditors or property of the Company, the Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount owing and unpaid pursuant to this Agreement and the Note and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee allowed in such judicial proceedings relative to the Company, its creditors or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Trustee, and to pay to the Trustee any amount due it for compensation and expenses, including reasonable counsel fees and expenses incurred by it up to the date of such distribution.

     Section 6.3. Agreement to Pay Attorneys' Fees and Expenses. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ attorneys or incur other expenses for the collection of the payments due under this Agreement or the Note or the enforcement of the performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Issuer or the Trustee the reasonable fees and expenses of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee.

     Section 6.4. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement and the Indenture or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer to exercise any remedy reserved to it in this Article VI, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee, and the Trustee and the owners from time to time of the Bonds shall be deemed third party beneficiaries of all covenants and agreements herein contained.

     Section 6.5. No Additional Waiver Implied by One Waiver. In the event any agreement contained in this Agreement should be breached by the Company and thereafter waived by the Issuer or the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach under this Agreement.

                                   ARTICLE VII


                               PREPAYMENT OF NOTE

     Section 7.1. Obligation to Prepay the Note upon Determination of Taxability. Upon the occurrence of a Determination of Taxability, the Company shall have, and hereby accepts, the obligation to prepay the principal of the Note as a whole, on any date within thirty (30) days of the occurrence of a Determination of Taxability, by paying to the Trustee an amount sufficient to redeem all of the Bonds pursuant to Section 3.1(b) of the Indenture. The amount to be prepaid pursuant to this Section 7.1 in such event shall be 100% (or 103% during the Fixed Rate Period) of the then outstanding principal amount of the Bonds, plus accrued interest to the date fixed for redemption. So long as the Letter of Credit is in effect, and to the extent that Available Moneys described in clauses (a) and (b) of Section 6.4 of the Indenture are not on deposit in the Bond Fund and available to prepay the principal of, premium, if any, and accrued interest on the Note payable under this Section 7.1, the Trustee shall, in accordance with Section 6.4 of the Indenture, draw upon the Letter of Credit to prepay the principal of and accrued interest on the Note payable under this
Section 7.1 in accordance with the terms of the Letter of Credit.

     Section 7.2. General Option to Prepay the Note. The Company shall have, and is hereby granted, the option to prepay the principal of the Note as a whole, or in part, by paying to the Trustee an amount sufficient to redeem all or a portion of the Bonds then outstanding, in the manner, at the redemption prices (including premium, if any), from the sources and on the dates specified in
Section 3.1(a) of the Indenture; provided, however; that so long as the Bonds bear interest at the Weekly Rate and the Letter of Credit is in effect, no such prepayment may occur without the written consent of the Bank. So long as the Letter of Credit is in effect, and to the extent that Available Moneys described in clauses (a) and (b) of Section 6.4 of the Indenture are not on deposit in the Bond Fund and available to prepay the principal of and accrued interest on the Note under this Section 7.2, the Trustee shall, in accordance with Section 6.4 of the Indenture, draw upon the Letter of Credit to prepay the principal of and accrued interest on the Note payable under this Section 7.2 in accordance with the terms of the Letter of Credit.

     Section 7.3. Option to Prepay the Note in Extraordinary Events. The Company shall have, and is hereby granted, the option to prepay the principal of the Note, on any date, as a whole, and not in part, at a prepayment price of 100% of the principal amount of the Note then outstanding, plus accrued interest to the date fixed for prepayment, within one hundred eighty (180) days of the occurrence of any of the following:

          (a) the Project or the Premises shall have been damaged or destroyed (in whole or in part) by fire or other casualty to such extent that, in the opinion of the Company expressed in a certificate filed with the Issuer and the Trustee, it is not practicable or desirable to rebuild, repair or restore the Project or the Premises, as the case may be, within a period of six (6) consecutive months following such damage or destruction, or

          (b) title to, or the temporary use of, all or substantially all of the Project or the Premises shall have been taken under the exercise of the power of eminent domain by any governmental authority or person, firm or corporation acting under governmental authority (including such a taking or takings as results or is likely to result, in the opinion of the Company expressed in a certificate filed with the Issuer and the Trustee, in the Company being thereby prevented from carrying on their normal operations at the Project or the Premises, as the case may be, for a period of six (6) consecutive months or results or is likely to result in rendering the Project or the Premises, as the case may be, unsuitable for use by the Company).

     So long as the Letter of Credit is in effect, and to the extent that Available Moneys described in clauses (a) and (b) of Section 6.4 of the Indenture are not on deposit in the Bond Fund and available to prepay the principal of, premium, if any, and accrued interest on the Note payable under this Section 7.3, the Trustee shall, in accordance with Section 6.4 of the Indenture, draw upon the Letter of Credit to prepay the principal of and accrued interest on the Note payable under this Section 7.3 in accordance with the terms of the Letter of Credit.

     Section 7.4. Obligation to Prepay the Note with Moneys Remaining in the Acquisition and Construction Fund. The Company shall have, and hereby accepts, the obligation to prepay the principal of the Note in part, on any date within thirty (30) days after the receipt by the Trustee of a completion certificate pursuant to Section 3.4 hereof with moneys remaining in the Acquisition and Construction Fund (other than any moneys withheld and used to pay Costs of the Project, as set forth in Section 3.4 hereof). For redemption of a portion of the principal of the Bonds pursuant to Section 3.1(d) of the Indenture, the amount to be prepaid pursuant to this Section 7.4 in any such event shall be 100% of the principal amount of the Bonds being redeemed, plus accrued interest to the date fixed for redemption.

     Section  7.5.  Obligation  to Prepay the Note for  Mandatory  Sinking  Fund
Redemptions. The Company shall have, and hereby accepts, the obligation to prepay the principal of the Note in part by paying to the Trustee an amount sufficient to redeem the portion of the Bonds then outstanding and subject to mandatory sinking fund redemption pursuant to Section 3.1(e) of the Indenture, in the manner, at the redemption prices from the sources and on the dates specified in Section 3.1(e) of the Indenture. So long as the Letter of Credit is in effect, and to the extent that Available Moneys described in clauses (a) and
(b) of Section 6.4 of the Indenture are not on deposit in the Bond Fund and available to prepay the principal of and accrued interest on the Note under this
Section 7.5, the Trustee shall, in accordance with Section 6.4 of the Indenture, draw upon the Letter of Credit to prepay the principal of and accrued interest on the Note payable under this Section 7.5 in accordance with the terms of the Letter of Credit.

     Section 7.6. Redemption of the Bonds. To exercise an option granted to the Company by this Article VII, the Company shall give written notice to the Issuer, the Trustee and the Bank, which notice shall specify therein the date upon which prepayment of the Note (or a portion thereof) will be made, which date shall be not less than forty-five (45) days from the date the notice is mailed, except in the case of Section 7.1, Section 7.4 or Section 7.5 hereof, and shall specify that all of the principal amount of the Note or a specified portion thereof is to be so prepaid. The Issuer has directed the Trustee to take forthwith all steps (other than the payment of the money required to redeem the Bonds) necessary under the applicable provisions of the Indenture to effect the redemption of the Bonds (or a portion thereof) in amounts equal to the amount of the principal of the Note so prepaid as provided in this Article VII.

                                  ARTICLE VIII


                              FINANCING STATEMENTS

     The Company will, at its expense, take all necessary action to maintain and preserve the lien and security interest of the Indenture so long as any Bond remains outstanding.

     The Company will, forthwith after the execution and delivery of the Indenture and thereafter from time to time, cause any financing statements in respect of the Indenture to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to perfect and protect the lien and security interest created thereby; and from time to time will perform or cause to be performed any other act as provided by law, and will file or cause to be filed any and all continuation statements and further instruments that may be required by law to maintain and preserve the lien and security interest of the Indenture. Except to the extent it is exempt therefrom, the Company will pay or cause to be paid all filing, registration and recording fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of such instruments of further assurance, and all federal or State fees and other similar fees, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Indenture, said financing statements and such instruments of further assurance.


                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1. Notices. All notices, certificates or other communications shall be sufficiently given and shall be deemed given when the same are (i) deposited in the United States mail and sent by first class mail, postage prepaid, or (ii) delivered, in each case, to the parties at the addresses set forth below or at such other address as a party may designate by notice to the other parties: if to the Issuer, at 233 South Wacker Drive, Suite 4000, Chicago, Illinois 60606, Attention: Executive Director, with a copy to the same address,
Attention: Legal Department; if to the Company, at 500 State Street, Chicago Heights, Illinois 60411, Attention: Chief Financial Officer; if to the Trustee, at 135 South LaSalle Street, Suite 1960, Chicago, Illinois 60603, Attention:
Corporate Trust Department; if to the Bank, at 135 South LaSalle Street, Chicago, Illinois 60603, Attention: Community Development; and if to the Remarketing Agent, at 181 West Madison Street, Suite 3200, Chicago, Illinois 60602-4510, Attention: Public Finance Department. A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer or the Company to the other shall also be given to the Trustee, the Remarketing Agent and the Bank.

     Section 9.2. Assignments. This Agreement may not be assigned by either party without the consent of the other and the Trustee and the Bank, except that the Issuer shall assign and pledge to the Trustee its right, title and interest in and to this Agreement as provided by Section 4.4 of this Agreement.

     Section 9.3. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatsoever.

     Section 9.4. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument; provided, however, that for purposes of perfecting a security interest in this Agreement by the Trustee under Article 9 of the Uniform Commercial Code of the State, only the counterpart assigned, pledged and delivered to the Trustee shall be deemed the original.

     Section 9.5. Amounts Remaining in Any Fund or with Trustee. It is agreed by the parties hereto that after payment in full of (i) the principal of, premium, if any, and interest on the Bonds, (ii) the fees, charges, and expenses of the Issuer, the Trustee and the Remarketing Agent in accordance herewith and with the Indenture and the Remarketing Agreement (the payment of which fees, charges and expenses shall be evidenced by a written certification of the Company that it has fully paid all such fees, charges and expenses), and (iii) all other amounts required to be paid under this Agreement, the Note, the Indenture, the Remarketing Agreement and the Tax Exemption Certificate and Agreement, any amounts remaining in any fund or account maintained under this Agreement, the Indenture or the Tax Exemption Certificate and Agreement and not applied to the principal of, premium, if any, and interest on the Bonds shall belong to and be paid to the Company by the Trustee; provided, that if the Trustee shall have drawn under the Letter of Credit, the Trustee shall request a written statement from the Bank as to whether or not the Bank has been reimbursed by the Company for any and all such drawings, and if the Bank has not been reimbursed by the Company for any and all such drawings under the Letter of Credit (other than reimbursement for a drawing under the Letter of Credit to purchase Bonds tendered or deemed to be tendered for purchase pursuant to Section 4.1 or
Section 4.2 of the Indenture, which reimbursement is not due and owing under the Letter of Credit Agreement), such amounts remaining in the Bond Fund or the Bond Purchase Fund shall, upon written notice from the Bank that the Company has not reimbursed the Bank under the Letter of Credit Agreement for any such drawing under the Letter of Credit (which notice shall state the unreimbursed amount), belong to and be paid to the Bank by the Trustee to the extent that the Company has not so reimbursed the Bank.

     Section 9.6. Amendments, Changes and Modifications. Except as otherwise provided in this Agreement or the Indenture, subsequent to the initial issuance of the Bonds and prior to their payment in full, this Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee, and, while the Letter of Credit is in effect, the Bank.

     Section 9.7. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

     Section 9.8. Authorized Company Representative. Whenever under the provisions of this Agreement the approval of the Company is required or the Company is required to take some action at the request of the Issuer, the Trustee or the Bank, such approval or such request shall be given for the Company by the Authorized Company Representative, and the Issuer, the Trustee and the Bank shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee or the Bank as a result of any such action taken.

     Section 9.9. Term of This Agreement. This Agreement shall be in full force and effect from the date hereof, and shall continue in effect until the payment in full of all principal of, premium, if any, and interest on the Bonds, or provision for the payment thereof shall have been made pursuant to Article VIII of the Indenture, all fees, charges, indemnities and expenses of the Issuer, the Trustee and the Remarketing Agent have been fully paid or provision made for such payment (the payment of which fees, charges, indemnities and expenses and attorneys' fees and expenses shall be evidenced by a written certification of the Company that it has fully paid all such fees, charges, indemnities and expenses) and all other amounts due hereunder and under the Note, the Remarketing Agreement and the Tax Exemption Certificate and Agreement have been duly paid or provision made for such payment. All representations, certifications and covenants by the Company as to all matters affecting the tax-exempt status of the interest on the Bonds shall survive the termination of this Agreement.

     Section 9.10. Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Company and their respective successors and assigns; subject, however, to the limitations contained in Sections 4.4 and 5.2 of this Agreement.

     Section 9.11. References to Bank and Letter of Credit. At any time subsequent to the Stated Termination Date (as defined in the Letter of Credit), but only upon satisfaction of all Reimbursement Obligations, all references to the Bank and the Letter of Credit shall be ineffective.

     IN WITNESS WHEREOF, the Issuer has caused this Agreement to be executed in its name and attested by its duly authorized officers and sealed, and the Company has caused this Agreement to be executed in its name and attested by its duly authorized officers, all as of the date first above written.

                                ILLINOIS FINANCE AUTHORITY

(SEAL)                          By
                                  -----------------------------------
                                  Executive Director
Attest:

--------------------------------
           Secretary

                                 CFC INTERNATIONAL, INC.



                                 By
                                   ----------------------------------
                                  Chairman and Chief Executive Officer


(SEAL)

Attest:

----------------------------------
Vice President and Chief Financial Officer

     The right, title and interest of the ILLINOIS FINANCE AUTHORITY, in and to the amounts receivable hereunder (except for the rights of said City under Sections 4.2(b), 5.3 and 6.3 hereof and the rights to make determinations and receive notices as herein provided) have been assigned and pledged to LASALLE BANK NATIONAL ASSOCIATION, as Trustee, pursuant to the Indenture of Trust dated as of July 1, 2004, from the ILLINOIS FINANCE AUTHORITY, to said Trustee. For purposes of Article 9 of the Illinois Uniform Commercial Code, the counterpart of this Agreement assigned, pledged and delivered to said Trustee shall be deemed the original.

                                    EXHIBIT A

                             DESCRIPTION OF PROJECT


     The Project consists of the acquisition of approximately 5.7 acres of land and an approximately 57,958 square-foot, one-story building and related improvements and the construction of improvements to such building, all to be located at 385 Joe Orr Road, Chicago Heights, Illinois.

                                    EXHIBIT B


                             CFC INTERNATIONAL, INC.


                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, CFC INTERNATIONAL, INC., a Delaware corporation (the "Company"), hereby promises to pay to the order of the Illinois Finance Authority, or its successors and assigns (the "Issuer"), in lawful money of the United States of America in federal or other immediately available funds at the principal corporate trust office of LaSalle Bank National Association, Chicago, Illinois, as Trustee (the "Trustee"), the principal amount of Two Million Dollars ($2,000,000), payable on July 1, 2024, except as the provisions hereinafter set forth with respect to prepayment may become applicable hereto, together with interest on the unpaid principal amount hereof from the date hereof at such rates equal to the interest rates from time to time borne by the Bonds (as hereinafter defined), calculated during the Weekly Rate Period (as defined in the Agreement hereinafter referred to) on the basis of a calendar year consisting of 365 or 366 days, as the case may be, and calculated on the actual number of days elapsed, and calculated during the Fixed Rate Period (as defined in the Agreement hereinafter referred to) on the basis of a calendar year consisting of 360 days of twelve (12) thirty-day months, payable in lawful money of the United States of America in Federal or other immediately available funds during said Weekly Rate Period on September 1, 2004, and on the first Business Day (as defined in said Agreement) of each calendar month thereafter, until the earlier of the date of the commencement of said Fixed Rate Period or the date on which said principal amount is paid, and during said Fixed Rate Period on the first day of the January or July immediately following the commencement of said Weekly Rate Period or said Fixed Rate Period and on the first day of each January or July thereafter.

     This Promissory Note is issued pursuant to the Loan Agreement dated as of July 1, 2004 (the "Agreement"), by and between the Issuer and the Company, and is issued in consideration of the loan made thereunder and to evidence the obligations of the Company set forth in Section 4.2(a) of the Agreement. The Company covenants and agrees that the payments of principal hereof and premium, if any, and interest hereon will be sufficient to enable the Issuer to pay when due the principal of, premium, if any, and interest on its Variable Rate Demand Industrial Development Revenue Bonds, Series 2004 (CFC International, Inc. Project) in the aggregate principal amount of $2,000,000 (the "Bonds").

     Each payment of the principal of, premium, if any, and interest on this Promissory Note shall at all times be sufficient to pay the total amount of principal of (whether at maturity or upon acceleration or redemption prior to maturity), premium, if any, and interest on the Bonds on the same date. The total payments to be made by the Company hereunder shall be sufficient to pay when due the principal of (whether at maturity or upon acceleration or redemption prior to maturity) premium, if any, and interest on the Bonds; provided, that the Excess Amount (as hereinafter defined) held by the Trustee (as defined in the Agreement) in the Bond Fund (as defined in the Agreement) on a payment date shall be credited against the payment due on such date; provided further, that, subject to the provisions of the immediately following sentence, if at any time the amount held by the Trustee in said Bond Fund should be sufficient (and remain sufficient) to pay at the times required the principal of, premium, if any, and interest on the Bonds then remaining unpaid, the Company shall not be obligated to make any further payments under the provisions of this Promissory Note. Notwithstanding the provisions of the preceding sentence, if on any date the Excess Amount held by the Trustee in said Bond Fund is insufficient to make the then required payments of principal (whether at maturity or upon redemption prior to maturity or acceleration or otherwise), premium, if any, and interest on the Bonds on such date, the Company shall forthwith pay such deficiency. The term "Excess Amount" as of any interest payment date shall mean the amount in said Bond Fund on such date in excess of the amount required for the payment of the principal of the Bonds which theretofore has matured at maturity or on a date fixed for redemption and premium, if any, on such Bonds in all cases where Bonds have not been presented for payment and paid, or for the payment of interest which has theretofore come due in all cases where interest checks have not been presented for payment and paid. Any moneys derived from a drawing under the Letter of Credit (as defined in the Agreement) shall constitute a credit against the obligation of the Company to make a corresponding payment hereunder, as provided in Section 4.2(f) of the Agreement.

     This Promissory Note is entitled to the benefits and is subject to the conditions of the Agreement. The obligations of the Company to make the payments required hereunder shall be absolute and unconditional without any defense or right of set-off, counterclaim or recoupment by reason of any default by the Issuer under the Agreement or under any other agreement between the Company and the Issuer or the Trustee, or out of any indebtedness or liability at any time owing to the Company by the Issuer or said Trustee, or for any other reason.

     This Promissory Note is subject to mandatory prepayment and optional prepayment as a whole or in part, as provided in Article VII of the Agreement.

     In certain events, on the conditions, in the manner and with the effect set out in the Agreement, the principal installments of this Promissory Note may be declared due and payable before the stated maturity thereof, together with accrued interest thereon. Reference is hereby made to the Agreement for a complete statement of the terms and conditions under which the maturity of the principal installments of this Promissory Note may be accelerated.

     IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed and delivered as of August 26, 2004.

                                    CFC INTERNATIONAL, INC.



                                     By
                                       -----------------------------------
                                       Chairman and Chief Executive Officer


(SEAL)

Attest:

-----------------------------------
Vice President and Chief Financial Officer

                                   ENDORSEMENT

     Pay, without recourse or warranty, to the order of LaSalle Bank National Association, Illinois, as Trustee under the Indenture of Trust dated as of July 1, 2004, from the undersigned to said trustee.

                                      ILLINOIS FINANCE AUTHORITY



                                       By
                                         ----------------------------------
                                                 Executive Director
(SEAL)

Attest:

--------------------------------
           Secretary

                                    EXHIBIT C
                          LEGAL DESCRIPTION OF PREMISES

Property Address:       385 Joe Orr Road, Chicago Heights, Cook County, Illinois

Permanent Index No.:    32-16-203-015-0000

THOSE PARTS OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE EAST AND WEST CENTERLINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN CITY OF CHICAGO HEIGHTS, COOK COUNTY, ILLINOIS, A DISTANCE OF 607.73 FEET WESTWARDLY, MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE CONTINUING WESTWARDLY ALONG SAID EAST AND WEST CENTER LINE, A DISTANCE OF 387.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 553.30 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 527.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET; THENCE WESTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 92.00 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET TO THE POINT OF BEGINNING; (EXCEPT THAT PART DESCRIBED AS FOLLOWS:

COMMENCING AT A POINT IN THE EAST AND WEST CENTERLINE OF SECTION 16, A DISTANCE OF 607.73 FEET WESTWARDLY, MEASURED ALONG SAID EAST AND WEST CENTER LINE FROM THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF SAID SECTION 16; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 162.00 FEET; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF
92.00 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 161.00 FEET TO THE POINT OF BEGINNING OF THE HEREINAFTER DESCRIBED PARCEL OF LAND; THENCE EASTWARDLY PARALLEL WITH SAID EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE NORTHWARDLY PARALLEL WITH THE EAST LINE OF SAID
SECTION 16, A DISTANCE OF 230.30 FEET; THENCE WESTWARDLY PARALLEL WITH THE EAST AND WEST CENTER LINE, A DISTANCE OF 48.50 FEET; THENCE SOUTHWARDLY PARALLEL WITH THE EAST LINE OF SAID SECTION 16, A DISTANCE OF 230.30 FEET TO THE POINT OF BEGINNING), ALL IN COOK COUNTY, ILLINOIS.

                                    EXHIBIT D


                           REQUISITION NO. ___________

LaSalle Bank National Association, as Trustee
135 South LaSalle Street, Suite 1960
Chicago, Illinois  60603
Attention:  Corporate Trust Department


         Re:               Illinois Finance Authority
                         $2,000,000 Variable Rate Demand
                Industrial Development Revenue Bonds, Series 2004
                        (CFC International, Inc. Project)

Ladies and Gentlemen:

     This  Requisition  No.  ____ is  submitted  pursuant to the  provisions  of
Section 3.3 of a Loan Agreement dated as of July 1, 2004 (the "Agreement"), by and between the Illinois Finance Authority (the "Issuer") and CFC International, Inc. (the "Company"). The terms used herein have the same meanings as when used in the Agreement, except where the context otherwise requires.

     The Company hereby requests that on ______________, the Trustee pay to the payee(s) listed on the attached schedule from funds held in the Acquisition and Construction Fund the amount specified in paragraph (c) below. In support of this request, the Company states as follows:

          (a) The cost of the facilities to which the payment relates has been properly incurred and is a proper charge against the Acquisition and Construction Fund.

          (b) The total amount requested to be paid is $__________________.

          (c) None of the items for which the payment is proposed to be made has formed the basis for any payment heretofore made from the Acquisition and Construction Fund.

          (d) Each of the items for which the payment is proposed to be made is or was necessary or appropriate in connection with the Project.

          (e) After giving effect to this Requisition, the amount remaining in the Acquisition and Construction Fund, the reasonable estimate of investment income thereon, and funds of the Company available for such purpose will be sufficient to pay the cost of completing the Project.

          (f) After giving effect to this Requisition, all payments of Costs of Issuance paid for out of Bond proceeds does not exceed $40,000.

     In accordance with the provisions of the Agreement, the Company has caused this Requisition to be signed and verified on its behalf by its duly authorized representative this ______ day of ________________, 20___.

                                   CFC INTERNATIONAL, INC.



                                    By
                                      ------------------------------------
                                       Authorized Company Representative

APPROVED:

LASALLE BANK NATIONAL ASSOCIATION



By_____________________________
  Its____________________________